AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION DECEMBER 30, 1996.

                                                              File Nos.  33-8515
                                                                    and 811-4830

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.
Post-Effective Amendment No. 20                                [X]

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
  Amendment No.  21                                            [X]


                            KEYSTONE WORLD BOND FUND
               (Exact name of Registrant as specified in Charter)


              200 Berkeley Street, Boston, Massachusetts 02116-5034
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's Telephone Number, including Area Code:
                                 (617) 338-3677

               Rosemary D. Van Antwerp, Esq., 200 Berkeley Street,
                              Boston, MA 02116-5034
                      Name and Address of Agent for Service


   It is proposed that this filing will become effective:

 [ ]    immediately upon filing pursuant to paragraph (b)

 [ ]    on (date) pursuant to paragraph (b)(1)

 [ ]    60 days after filing pursuant to paragraph (a)(1)

 [X]    on February 28, 1996 pursuant to paragraph (a)(1)

 [ ]    75 days after filing pursuant to paragraph (a)(2)

 [ ]    on (date) pursuant to paragraph (a)(2) of Rule 485

Pursuant to Rule 24f-2 under the Investment Company Act of 1940,
Registrant has elected to register an indefinite number of its securities under the Securities Act of 1933. The Rule 24f-2 Notice for Registrant's fiscal year ended October 31, 1996 was filed December 13, 1996.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                             Proposed      Proposed
Title of                     Maximum       Maximum
Securities     Amount        Offering      Aggregate       Amount of
Being          Being         Price         Offering        Registration
Registered     Registered    Per Unit*     Price**         Fee
-------------------------------------------------------------------------------
Shares of
$.01 Par       535,434       $9.15         $329,994       $100
Value
-------------------------------------------------------------------------------
*Computed under Rule 457(d) on the basis of the offering price per share at the close of business on December 18, 1996.

** The calculation of the maximum aggregate offering price is made pursuant to Rule 24e-2 under the Investment Company Act of 1940. 499,369 shares of the Fund were redeemed during its fiscal year ended October 31, 1996. All of such shares are being used for a reduction in this filing.

                            KEYSTONE WORLD BOND FUND

                                   CONTENTS OF
                         POST-EFFECTIVE AMENDMENT NO. 20
                                       to
                             REGISTRATION STATEMENT


              This Post-Effective Amendment No. 20 to Registration
                   Statement No. 33-8515/811-4830 consists of
            the following pages, items of information, and documents:


                                The Facing Sheet

                                The Contents Page

                            The Cross-Reference Sheet


                                     PART A

                                   Prospectus


                                     PART B

                       Statement of Additional Information


                                     PART C

                 PART C - OTHER INFORMATION - ITEM 24(a) and (b)

                              Financial Statements

                              Listing of Exhibits

         PART C - OTHER INFORMATION - ITEMS 25-32 - AND SIGNATURE PAGES

                         Number of Holders of Securities

                                 Indemnification

              Business and Other Connections of Investment Adviser

                              Principal Underwriter

                        Location of Accounts and Records

                                   Signatures

                     Exhibits (including Powers of Attorney)

                            KEYSTONE WORLD BOND FUND

Cross-Reference Sheet pursuant to Rules 404 and 495 under the Securities Act of 1933.


Items in
Part A of
Form N-1A       Prospectus Caption

    1           Cover Page

    2           Expense Information
                Performance Data

    3           Financial Highlights

    4           Additional Investment Information
                Cover Page
                The Fund
                Investment Objective and Policies
                Investment Restrictions
                Risk Factors

    5           Fund Management and Expenses

    5A          Not applicable

    6           Alternative Sales Options
                Dividends and Taxes
                The Fund
                Fund Shares
                Shareholder Services

    7           Alternative Sales Options
                Distribution Plans and Agreements
                How to Buy Shares
                Pricing Shares
                Shareholder Services

    8           How to Redeem Shares

    9           Not applicable


Items in
Part B of
Form N-1A       Statement of Additional Information Caption

   10           Cover Page

   11           Table of Contents

   12           The Fund

   13           Appendix
                The Fund
                Investment Restrictions

   14           Trustees and Officers

   15           Additional Information

   16           Distribution Plans
                Investment Adviser
                Principal Underwriter
                Sales Charges
                Service Providers

   17           Brokerage

   18           The Fund
                Declaration of Trust

   19           Distribution Plans
                Sales Charges
                Valuation of Securities

   20           Dividends and Taxes

   21           Principal Underwriter

   22           Standardized Total Return and Yield Calculations

   23           Financial Statements

                            KEYSTONE WORLD BOND FUND

                                     PART A

                                   PROSPECTUS

KEYSTONE WORLD BOND FUND
PROSPECTUS FEBRUARY 28, 1997

  Keystone World Bond Fund (the "Fund") is a mutual fund authorized to issue more than one series of shares. At this time, the Fund issues shares of only one portfolio, the World Bond Portfolio (the "Portfolio").


  The Portfolio seeks current income by investing primarily in a non-diversified portfolio consisting of debt securities denominated in United States ("U.S.") and foreign currencies. The Portfolio seeks capital appreciation as a secondary objective.

  The Portfolio currently offers Class A, B and C shares. Information on share classes and their fee and sales charge structures may be found in the "Expense Information," "Alternative Sales Options," "Contingent Deferred Sales Charge and Waiver of Sales Charges," "Distribution Plans and Agreements" and "Fund
Shares."

  This prospectus concisely states information about the Fund and the Portfolio that you should know before investing. Please read it and retain it for future reference.


  Additional information about the Fund and the Portfolio is contained in a statement of additional information dated February 28, 1997, which has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. For a free copy, or for other information about the Fund, write to the address or call the telephone number listed below.


KEYSTONE WORLD BOND FUND
200 BERKELEY STREET
BOSTON, MASSACHUSETTS 02116-5034
CALL TOLL FREE 1-800-343-2898

  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


                                TABLE OF CONTENTS
                                                                        Page
Expense Information ...............................................        2
Financial Highlights ..............................................        3
The Fund ..........................................................        6
Investment Objectives and Policies ................................        6
Investment Restrictions ...........................................        8
Risk Factors ......................................................        8
Pricing Shares ....................................................       11
Dividends and Taxes ...............................................       12
Fund Management and Expenses ......................................       13
Distribution Plans and Agreements .................................       15
How to Buy Shares .................................................       19
Alternative Sales Options .........................................       19
Contingent Deferred Sales Charge and Waiver of Sales Charges ......       22
How to Redeem Shares ..............................................       23
Shareholder Services ..............................................       25
Performance Data ..................................................       27
Fund Shares .......................................................       27
Additional Information ............................................       28
Additional Investment Information .................................       (i)
Exhibit A .........................................................      A-1


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             EXPENSE INFORMATION

                           KEYSTONE WORLD BOND FUND

    The purpose of this fee table is to assist investors in understanding the costs and expenses that an investor in each class will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus: "Fund Management and Expenses"; "How to Buy Shares"; "Alternative Sales Options"; "Contingent Deferred Sales Charge and Waiver of Sales Charges"; "Distribution Plans and Agreements"; and "Shareholder Services."


                                                       CLASS A SHARES          CLASS B SHARES          CLASS C SHARES
                                                          FRONT-END               BACK-END               LEVEL LOAD
SHAREHOLDER TRANSACTION EXPENSES                         LOAD OPTION           LOAD OPTION(1)            OPTION(2)
                                                       --------------          --------------          --------------
Maximum Sales Load Imposed on Purchases ...........      4.75%(3)         None                      None
  (as a percentage of offering price)
Deferred Sales Load ...............................      0.00%(4)         5.00% in the first year   1.00% in the first year
  (as a percentage of the original purchase price                         declining to 1.00% in     and 0.00% thereafter
  or redemption proceeds, as applicable)                                  the sixth year and 0.00%
                                                                          thereafter
Exchange Fee ......................................      None             None                      None

ANNUAL FUND OPERATING EXPENSES(5)
  (as a percentage of average net assets)
Management Fees ...................................      0.64%            0.64%                     0.64%
12b-1 Fees ........................................      0.23%            1.00%(6)                  1.00%(6)
Other Expenses ....................................      1.14%            1.12%                     1.14%
                                                         ----             ----                      ----
Total Fund Operating Expenses .....................      2.01%            2.76%                     2.78%
                                                         ====             ====                      ====
EXAMPLES(7)                                                                    1 YEAR        3 YEARS        5 YEARS    10 YEARS
                                                                               ------        -------        -------    --------
You would pay the following expenses on a $1,000 investment, assuming (1) 5%
annual return and (2) redemption at the end of each period:
    Class A ..................................................................   $67           $108           $151       $270
    Class B ..................................................................   $78           $116           $166       $282
    Class C ..................................................................   $38           $ 86           $147       $311
You would pay the following expenses on the same investment, assuming no redemption at the end of each period:
    Class A ..................................................................   $67           $108           $151       $270
    Class B ..................................................................   $28           $ 86           $146       $282
    Class C ..................................................................   $28           $ 86           $147       $311

AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER
OR LESS THAN THOSE SHOWN.

----------
(1) Class B shares purchased after January 1, 1997, convert tax free to Class A shares after seven years. See "Class B Shares" for more information.
(2) Class C shares are available only through broker-dealers who have entered into special distribution agreements with Evergreen
    Keystone Distributor, Inc., the Fund's principal underwriter.
(3) The sales charge applied to purchases of Class A shares declines as the amount invested increases. See "Alternative Sales
    Options."
(4) Purchases of Class A shares made after January 1, 1997, in the amount of $1,000,000 or more are not subject to a sales charge at the time of purchase, but may be subject to a contingent deferred sales charge. See "Class A Shares" and "Contingent
    Deferred Sales Charge and Waiver of Sales Charges" for an explanation of the charge.
(5) Expense ratios shown above are for the fiscal year ended October 31, 1996. Total Fund Operating Expenses include indirectly paid expenses.
(6) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by the National Association of Securities Dealers, Inc. ("NASD").
(7) The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of this example. Actual return for the Fund may be greater or less than 5%.

                             FINANCIAL HIGHLIGHTS


       KEYSTONE WORLD BOND FUND -- WORLD BOND PORTFOLIO CLASS A SHARES
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

     The following table contains important financial information relating to the Fund. The financial highlights for the year ended October 31, 1995, the period from January 1, 1994 to October 31, 1994 and each of the years in the five-year period ended December 31, 1993 were audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The financial highlights for the year ended December 31, 1988 and the period January 9, 1987 (commencement of operations) to December 31, 1987 were audited by other auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes and independent auditors' report are incorporated by reference into the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.

                        YEAR ENDED           PERIOD FROM                                                           JANUARY 9, 1987
                        OCTOBER 31,        JANUARY 1, 1994                YEAR ENDED DECEMBER 31,                  (COMMENCEMENT OF
                     -----------------      TO OCTOBER 31,  -----------------------------------------------------   OPERATIONS) TO
                      1996      1995             1994        1993      1992      1991     1990     1989     1988   DECEMBER 31, 1987
                     ------    -------     ---------------  -------   -------  -------   ------   ------    -----  ----------------
NET ASSET VALUE
 BEGINNING OF YEAR   $ 8.42     $ 8.42          $ 9.56       $ 8.69    $10.77   $ 9.82   $ 9.76   $10.04   $11.02       $10.00
                     ------     ------          ------       ------    ------   ------   ------   ------   ------       ------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment
 income ............   0.54       0.61            0.32         0.44      0.64     0.66     0.63     0.61     0.54         0.56
Net realized and
 unrealized gain
 (loss) on
 investment and
 foreign currency
 related
 transactions ......   0.59      (0.01)          (0.96)        1.03     (0.79)    0.99     0.31    (0.27)   (0.92)        1.27
                     ------     ------          ------       ------    ------   ------   ------   ------   ------       ------
  Total from
    investment
    operations .....   1.13       0.60           (0.64)        1.47     (0.15)    1.65     0.94     0.34    (0.38)        1.83
                     ------     ------          ------       ------    ------   ------   ------   ------   ------       ------
LESS DISTRIBUTIONS FROM
Net investment
 income ............  (0.60)     (0.54)              0        (0.43)    (0.96)   (0.45)   (0.52)   (0.62)   (0.54)       (0.56)
In excess of net
 investment income        0          0               0        (0.17)    (0.28)       0    (0.04)       0        0            0
Tax basis return of
 capital ...........      0      (0.06)          (0.50)           0         0        0        0        0        0            0
Net realized gains
 on investment and
 foreign currency
 related
 transactions ......      0          0               0            0     (0.69)   (0.25)   (0.32)       0    (0.06)       (0.25)
                     ------     ------          ------       ------    ------   ------   ------   ------   ------       ------
  Total
   distributions ...  (0.60)     (0.60)          (0.50)       (0.60)    (1.93)   (0.70)   (0.88)   (0.62)   (0.60)       (0.81)
                     ------     ------          ------       ------    ------   ------   ------   ------   ------       ------
NET ASSET VALUE END
 OF YEAR             $ 8.95     $ 8.42          $ 8.42       $ 9.56    $ 8.69   $10.77   $ 9.82   $ 9.76   $10.04       $11.02
                     ======     ======          ======       ======    ======   ======   ======   ======   ======       ======
TOTAL RETURN (c) ...              7.62%          (6.72%)      17.26%    (1.24%)  17.48%   10.11%    3.07%   (3.34%)      19.10%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses (a)   2.01%(d)   2.46%(d)        2.20%(b)     2.20%     2.20%    2.00%    2.00%    1.81%    1.19%        1.88%(b)
  Net investment
   income ..........   7.14%      7.21%           4.66%(b)     4.62%     5.44%    6.43%    6.48%    5.81%    5.34%        5.68%(b)
Portfolio turnover
  rate .............     58%       108%            100%         107%      185%     204%     154%      73%     335%         171%
NET ASSETS END OF
  YEAR (THOUSANDS)   $8,618     $9,956          $6,047       $8,403    $7,121  $11,843  $13,833  $14,806   $5,043       $4,774

(a) Figures are net of expense reimbursement by Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the Ratio of total expenses to average net assets would have been 2.25%, 3.12%, 2.50%, 2.15% and 2.47% for the period from January 1, 1994 to October 31, 1994 and the years ended December 31, 1993, 1992, 1991 and 1990, respectively.
(b) Annualized.
(c) Excluding applicable sales charges.
(d) The expense ratio includes indirectly paid expenses. Excluding indirectly paid expenses the expense ratio would have been
    2.00% and 2.44% for the years ended October 31, 1996 and 1995, respectively.

                             FINANCIAL HIGHLIGHTS

                           KEYSTONE WORLD BOND FUND
                             WORLD BOND PORTFOLIO


                                CLASS B SHARES
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

    The following table contains important financial information relating to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes and independent auditors' report are incorporated by reference into the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                                                                                              AUGUST 2, 1993
                                          YEAR ENDED OCTOBER 31,                      PERIOD FROM             (DATE OF INITIAL
                                   -----------------------------------------       JANUARY 1, 1994 TO       PUBLIC OFFERING) TO
                                      1996                      1995               OCTOBER 31, 1994         DECEMBER 31, 1993
                                      ----                      ----               ----------------         -----------------
NET ASSET VALUE BEGINNING
  OF YEAR  .......................   $ 8.45                    $ 8.46                    $ 9.58                    $ 9.47
                                     ------                    ------                    ------                    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income ............     0.55                      0.52                      0.31                      0.16
Net realized and unrealized gain
  (loss) on investment and
  foreign currency related
  transactions ...................     0.51                      0.01                     (0.99)                     0.21
                                     ------                    ------                    ------                    ------
Total from investment operations .     1.06                      0.53                     (0.68)                     0.37
                                     ------                    ------                    ------                    ------
LESS DISTRIBUTIONS FROM
Net investment income ............    (0.54)                    (0.48)                        0                     (0.11)
In excess of net investment income        0                         0                         0                     (0.15)
Tax basis return of capital ......        0                     (0.06)                    (0.44)                        0
                                     ------                    ------                    ------                    ------
Total distributions ..............    (0.54)                    (0.54)                    (0.44)                    (0.26)
                                     ------                    ------                    ------                    ------
NET ASSET VALUE END OF YEAR ......   $ 8.97                    $ 8.45                    $ 8.46                    $ 9.58
                                     ======                    ======                    ======                    ======
TOTAL RETURN (c) .................    13.04%                     6.68%                    (7.18%)                    3.93%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses (a) .............     2.76%(d)                  3.21%(d)                  2.95%(b)                  2.95%(b)
  Net investment income ..........     6.40%                     6.43%                     4.05%(b)                  3.79%(b)
Portfolio turnover rate ..........       58%                      108%                      100%                      107%
NET ASSETS END OF YEAR
  (THOUSANDS) ....................   $4,917                    $3,680                    $3,429                    $2,544

(a) Figures are net of expense reimbursement by Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the Ratio of total expenses to average net assets would have been 3.03% and 3.47% for the period from January
    1, 1994 to October 31, 1994 and for the period from August 2, 1993 (Date of Initial Public Offering) to December 31, 1993,
    respectively.
(b) Annualized.
(c) Excluding applicable sales charges.
(d) The expense ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been
    2.74% and 3.19% for the years ended October 31, 1996 and 1995, respectively.

                             FINANCIAL HIGHLIGHTS

                           KEYSTONE WORLD BOND FUND
                             WORLD BOND PORTFOLIO


                                CLASS C SHARES
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

    The following table contains important financial information relating to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes and independent auditors' report are incorporated by reference into the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                                                                                               AUGUST 2, 1993
                                                                                      PERIOD FROM             (DATE OF INITIAL
                                   YEAR ENDED                YEAR ENDED            JANUARY 1, 1994 TO       PUBLIC OFFERING) TO
                                OCTOBER 31, 1996          OCTOBER 31, 1995          OCTOBER 31, 1994         DECEMBER 31, 1993
                                ----------------          ----------------          ----------------         -----------------
NET ASSET VALUE BEGINNING
 OF YEAR .........................    $ 8.42                    $ 8.42                    $ 9.58                    $ 9.47
                                      ------                    ------                    ------                    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income ............     0.56                      0.56                      0.30                      0.18
Net realized and unrealized gain
  (loss) on investment and
  foreign currency related
  transactions ...................     0.51                     (0.02)                    (1.02)                     0.19
                                      ------                    ------                    ------                    ------
Total from investment operations .     1.07                      0.54                     (0.72)                     0.37
                                      ------                    ------                    ------                    ------
LESS DISTRIBUTIONS FROM
Net investment income ....            (0.54)                    (0.48)                        0                     (0.12)
In excess of net investment income        0                         0                         0                     (0.14)
Tax basis return of capital ......        0                     (0.06)                    (0.44)                        0
                                      ------                    ------                    ------                    ------
Total distributions ..............    (0.54)                    (0.54)                    (0.44)                    (0.26)
                                      ------                    ------                    ------                    ------
NET ASSET VALUE END OF YEAR ......    $ 8.94                    $ 8.42                    $ 8.42                    $ 9.58
                                      ======                    ======                    ======                    ======
TOTAL RETURN (c) .................    13.09%                     6.83%                    (7.61%)                    3.93%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses (a) .............     2.78%(d)                  3.21%(d)                  2.95%(b)                  2.95%(b)
  Net investment income ..........     6.37%                     6.49%                     3.94%(b)                  3.79%(b)
Portfolio turnover rate ..........       58%                      108%                      100%                      107%
NET ASSETS END OF YEAR
  (THOUSANDS) ....................     $1,057                    $1,183                    $1,591                    $1,878

(a) Figures are net of expense reimbursement by Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the Ratio of total expenses to average net assets would have been 3.03% and 3.40% for the period from January
    1, 1994 to October 31, 1994 and for the period from August 2, 1993 (Date of Initial Public Offering) to December 31, 1993,
    respectively.
(b) Annualized.
(c) Excluding applicable sales charges.
(d) The expense ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been
    2.77% and 3.19% for the years ended October 31, 1996 and 1995, respectively.

THE FUND
  The Fund is an open-end, management investment company, commonly known as a mutual fund, and is authorized to issue series of shares representing portfolios of its assets, some or all of which portfolios may be diversified. At this time, the Fund issues shares of one nondiversified portfolio, the World Bond Portfolio. The Fund was formed as a Massachusetts business trust on September 5, 1986. The Fund is one of more than thirty funds advised and managed by Keystone Investment Management Company ("Keystone"), the Fund's investment adviser.

INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES
  The Portfolio seeks current income by investing primarily in a nondiversified portfolio consisting of debt securities denominated in U.S. and foreign currencies. The Portfolio seeks capital appreciation as a secondary objective.

  The Portfolio's investment objectives are nonfundamental and may be changed without the vote of a majority of the shareholders. If the investment objectives are changed and a shareholder determines that the Portfolio is no longer an appropriate investment, the shareholder may redeem his shares, but may be subject to a contingent deferred sales charge upon redemption.

  If the Portfolio's investment objectives change, shareholders should consider whether the Portfolio is still an appropriate investment in light of their then current financial positions and needs.


  Any investment involves risk, and there is no assurance that the Portfolio will achieve its investment objectives.

NORMAL MARKET CONDITIONS POLICY
  The Portfolio invests at least 65% of its total assets in bonds denominated in at least three currencies, one of which may be U.S. currency. This policy is fundamental and may not be changed without obtaining the approval of the Portfolio's shareholders. While the Portfolio's fundamental policy requires it to invest at least 65% of its total assets in bonds denominated in at least three currencies, it is expected that under normal market conditions in excess of 80% of the Portfolio's total assets will be invested in debt securities denominated in U.S. and foreign currencies.


COUNTRY OF ISSUER POLICY
  Under normal market conditions, at least 65% of the Portfolio's total assets will also be invested in the securities of issuers located in three countries, one of which may be the U.S. The Portfolio may, and the Portfolio's adviser intends to, invest up to 35% of its assets in the securities of issuers located in "emerging" or "developing" market countries. For this purpose, countries with emerging or developing markets are generally those where the per capita income is in the low to middle ranges, as determined by the International Bank for Reconstruction and Development ("World Bank").

DEFENSIVE POLICY
  When, in the opinion of the Portfolio's investment adviser, market conditions warrant, the Portfolio may, for defensive purposes, temporarily invest more than 35% of its total assets in money market instruments, cash and government securities denominated in U.S. and foreign currencies. Under circumstances where the Portfolio is investing for defensive purposes, it may not be pursuing its investment objectives.

NONDIVERSIFICATION POLICY
  The Portfolio will attempt to vary its investments among issuers located in different countries as indicated above, but reserves authority to invest up to 25% of its total assets in obligations issued or guaranteed by any one foreign government and up to 10% of its total assets in obligations issued or guaranteed by any one multinational agency.

  In allocating the Portfolio's investments among issuers located in different countries, the Portfolio's adviser will take into consideration the interest rate environments and general economic conditions of such countries. It will also evaluate the relative values of different currencies on the basis of technical and political data and such fundamental economic criteria, as relative inflation rates and trends, projected growth rates, balance of payments status and economic policies.

  The debt securities in which the Portfolio may invest include bonds, debentures, notes, commercial paper, certificates of deposit, obligations issued or guaranteed by the U.S. or a foreign government or any of their political subdivisions, agencies or instrumentalities, and debt securities convertible into common stock.

  At least 65% of the debt securities selected for the Portfolio will be rated Baa or higher by Moody's Investors Service ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P") or, if unrated, will be deemed to be of comparable quality by the Portfolio's adviser.

  Bonds rated Baa or higher by Moody's or BBB or higher by S&P are considered investment grade bonds and are generally considered medium to high quality obligations of the issuer. Such bonds generally have protections for timely interest payments and repayment of principal. Bonds rated in the lower part of these ratings, however, may have some speculative characteristics. Any split-rated bond in which the Portfolio may invest will be rated at least Baa by Moody's or BBB by S&P.

  Bonds that are rated Baa by Moody's are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. While such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

  The balance of the debt securities held by the Portfolio may be rated below Baa by Moody's or below BBB by S&P. Such bonds are commonly referred to as "junk bonds." For a discussion of the investment risks associated with investments in such bonds, see the "Risk Factors" section of this prospectus.

  The value of the Portfolio's investments will vary inversely with changes in prevailing interest rates and changes in the value of the U.S. dollar in relation to foreign currencies. Because of these factors, investment in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline.

  Investing in a nondiversified portfolio, as opposed to a diversified portfolio, may result in a greater degree of exposure to the economic movements of the market sector in which the Portfolio invests. Investment in foreign securities also involves other risks, which are described under "Risk Factors."

EQUITY POLICY
  The Portfolio, consistent with achieving its investment objectives, may invest up to 35% of its total assets in dividend-paying equity securities, such as common stocks or preferred stocks, including convertible preferred stock, and in the other instruments described herein.

OTHER ELIGIBLE SECURITIES
  The Portfolio may enter into repurchase agreements with respect to U.S. and foreign government securities for the purpose of investing cash balances. The Portfolio may purchase or sell foreign currency, purchase options on currency and purchase or sell forward foreign currency exchange contracts to manage exchange rates. In addition, the Portfolio may write covered call and put options and purchase call and put options on any security in which the Portfolio may invest, including the purchase of options to close out previously written options of the same series. The Portfolio may, for hedging purposes, purchase and sell futures contracts and put and call options on futures contracts. The Portfolio may purchase securities on a when-issued or forward commitment basis and may engage in the lending of portfolio securities.

  The Portfolio is authorized to enter into forward currency exchange contracts if, as a result, no more than 75% of the value of the investing classes of the Portfolio would be committed to the consummation of such contracts; provided, however, that the Fund has satisfied the requirements imposed by the Securities and Exchange Commission under the Investment Company Act of 1940 ("1940 Act").

  In addition to the options, futures contracts and forwards mentioned above, if consistent with its investment objectives, the Portfolio may also invest in certain other types of derivative instruments, including collateralized mortgage obligations, structured notes, interest rate swaps, index swaps, currency swaps and caps and floors. These vehicles can also be combined to create more complex products called hybrid derivatives or structured securities.

  For further information about the types of investments and investment techniques available to the Portfolio, including the associated risks, see the section of this prospectus entitled "Additional Investment Information" and the statement of additional information.

INVESTMENT RESTRICTIONS
  The Fund has adopted the fundamental restrictions summarized below on behalf of its portfolios, which may not be changed without the approval of a majority (as defined in the 1940 Act) of the portfolio's outstanding shares. These restrictions and certain other fundamental and nonfundamental restrictions are contained in the statement of additional information.

  Generally, the Portfolio may not do the following:

    (1) purchase securities of any one issuer if as a result more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio, or invest more than 5% of the Portfolio's total assets (taken at market value) in the securities of any one issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, provided that the Portfolio may invest up to 25% of its total assets in securities issued or guaranteed by any single foreign government and up to 10% of its total assets in securities issued or guaranteed by any single multinational agency;

    (2) borrow money, except from a bank for temporary or emergency purposes (not for leveraging or investment) and may not borrow money in an amount exceeding one-third of the value of its total assets (less liabilities other than borrowings); any borrowings that come to exceed one-third of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the one-third limitation; the Portfolio will not purchase securities while temporary bank borrowings in excess of 5% of its total assets are outstanding; and

    (3) invest 25% or more of its total assets (taken at market value) in securities of issuers in a particular industry or group of related industries, except U.S. government securities.


    The Portfolio intends to follow policies of the Securities and Exchange Commission as they are adopted from time to time with respect to illiquid securities, including, at this time, (1) treating as illiquid, securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Portfolio has valued such securities on its books, and (2) limiting its holdings of such securities to 15% of net assets.


RISK FACTORS
  Like any investment, your investment in the Fund involves an element of risk. Before you invest in the Fund, you should carefully evaluate your ability to assume the risks your investment in the Fund poses. YOU CAN LOSE MONEY BY INVESTING IN THE FUND. YOUR INVESTMENT IS NOT GUARANTEED. A DECREASE IN THE VALUE OF THE FUND'S PORTFOLIO SECURITIES CAN RESULT IN A DECREASE IN THE VALUE OF YOUR INVESTMENT.


  Certain risks related to the Fund are discussed below. To the extent not discussed in this section, specific risks attendant to individual securities or investment practices are discussed in "Additional Investment Information" and in the Statement of Additional Information.

FUND RISK
  By itself, the Portfolio does not constitute a balanced investment program. You should take into account your own investment objectives as well as your other investments when considering an investment in the Portfolio.


  Should the Portfolio need to raise cash to meet a large number of redemptions, it may have to sell portfolio securities at a time when it would be disadvantageous to do so.


FOREIGN RISK
  Investing in securities of foreign issuers generally involves more risk than investing in a portfolio consisting solely of securities of domestic issuers for the following reasons: publicly available information on issuers and securities may be scarce; many foreign countries do not follow the same accounting, auditing, and financial reporting standards as are used in the U.S.; market trading volumes may be smaller, resulting in less liquidity and more price volatility compared to U.S. securities of comparable quality; there may be less regulation of securities trading and its participants; the possibility may exist for expropriation, confiscatory taxation, nationalization, establishment of exchange controls, political or social instability or negative diplomatic developments; and dividend or interest withholding may be imposed at the source.

  Investing in securities of issuers in emerging markets countries involves exposure to economic systems that are generally less mature and political systems that are generally less stable than those of developed countries. In addition, investing in companies in emerging markets countries may also involve exposure to national policies that may restrict investment by foreigners and undeveloped legal systems governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies in emerging markets countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. Furthermore, investing in securities of companies in the formerly communist countries of Eastern Europe and the People's Republic of China involves additional risks to those associated with investments in companies in non-formerly communist emerging markets countries. Specifically, those countries could convert back to a single economic system, and the claims of property owners prior to the expropriation by the communist regime could be settled in favor of the former property owners, in which case the Portfolio could lose its entire investment in those countries. These risks are carefully considered by Keystone prior to the purchase of these securities.

  Fluctuations in foreign exchange rates impose an additional level of risk, possibly affecting the value of the Fund's foreign investments and earnings, as well as gains and losses realized through trades, and the unrealized appreciation or depreciation of investments. The Fund may also incur costs when it shifts assets from one country to another.

BELOW-INVESTMENT GRADE BONDS
  The Portfolio may invest up to 35% of its assets in high yielding, high risk bonds and other similar securities commonly referred to as "junk bonds." Investment in such bonds involves risks that are greater than the risks of investing in higher quality debt securities and may result in greater upward and downward movement of the net asset value per share of the Portfolio. As a result, such risks should be carefully considered by investors. These risks, discussed in greater detail below, include risks from:


    (1) interest rate fluctuations;

    (2) changes in credit status, including weaker overall credit condition of issuers and risks of default;

    (3) industry, market and economic risk;

    (4) volatility of price resulting from broad and rapid changes in the value of underlying securities; and

    (5) greater price variability and credit risks of certain high yield securities such as zero coupon bonds and payment-in-kind bonds ("PIKs").

  More specifically, investors should be aware of the following risks:

    (1) Securities rated BB or lower by S&P or Ba or lower by Moody's are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.

    (2) The lower ratings of certain securities held by the Portfolio reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for a default by the issuers of these securities.

    (3) The value of certain securities held by the Portfolio may be more susceptible to real or perceived adverse economic, company or industry conditions and publicity than is the case for higher quality securities.

    (4) The values of certain securities, like those of other fixed income securities, fluctuate in response to changes in interest rates. When interest rates decline, the value of a portfolio invested in bonds can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in bonds can be expected to decline. For example, in the case of an investment in a fixed income security, if interest rates increase after the security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of below investment grade bonds, however, are generally less sensitive to interest rate changes than higher rated bonds, but more sensitive to adverse or positive economic changes or individual corporate developments. With respect to derivative or structured securities, the market value of such securities may vary depending on the manner in which such securities have been structured. As a result, the value of such investments may change at a more rapid rate than that of traditional fixed income securities.

    (5) The secondary market for certain securities held by the Portfolio may be less liquid at certain times than the secondary market for higher quality debt securities, which may have an adverse effect on market price and the Portfolio's ability to dispose of particular issues and may also make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its assets.


    (6) Zero coupon bonds and PIKs involve additional special considerations. For example, zero coupon bonds do not require the periodic payment of interest. PIK bonds are debt obligations that provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater fluctuation in value due to changes in interest rates than debt obligations that pay current interest currently. Even though these investments do not pay current interest in cash, the Portfolio is, nonetheless, required by tax laws to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus the Portfolio could be required at times to liquidate investments in order to fulfill its intention to distribute substantially all of its net income as dividends. The Portfolio will not be able to purchase additional income producing securities with cash used to make such distributions, and its direct income may be reduced as a result.


  The Portfolio may invest in securities that are rated as low as D by S&P and C- by Moody's. It is possible for securities rated D or C-, respectively, to have defaulted on payments of principal and/or interest at the time of investment. The section of this prospectus entitled "Additional Investment Information" describes these rating categories. The Portfolio intends to invest in D rated debt only in cases where, in the adviser's judgment, there is a distinct prospect of improvement in the issuer's financial position as a result of the completion of reorganization or otherwise. The Portfolio may also invest in unrated securities that, in the adviser's judgment, offer comparable yields and risks to those of securities that are rated, as well as in non-investment quality zero coupon bonds and PIKs.

RULE 144A SECURITIES
  The Portfolio may invest in restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resales by large institutional investors of securities not publicly traded in the U.S. The Portfolio may purchase Rule 144A securities when such securities present an attractive investment opportunity and otherwise meet the Portfolio's selection criteria. The Board of Trustees has adopted guidelines and procedures pursuant to which the liquidity of the Portfolio's Rule 144A securities is determined by Keystone, the Portfolio's adviser. The Board of Trustees monitors Keystone's implementation of such guidelines and procedures.

  At the present time, the Portfolio cannot accurately predict exactly how the market for Rule 144A securities will develop. A Rule 144A security that was readily marketable upon purchase may subsequently become illiquid. In such an event, the Board of Trustees will consider what action, if any, is appropriate.

PRICING SHARES
  The Fund computes its net asset value as of the close of trading (currently 4:00 p.m. eastern time) on each day that the New York Stock Exchange (the "Exchange") is open. However, the Fund does not compute its net asset value on days when changes in the value of the Portfolio's securities do not affect the current net asset value of its shares. The Exchange currently is closed on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of the Portfolio is arrived at by determining the value of the Portfolio's assets, subtracting its liabilities and dividing the result by the number of its shares outstanding.

  Current values for the Portfolio's securities are determined as follows:

    (1) bonds, debentures and other debt securities, whether or not listed on any national securities exchange, are valued at a price supplied by a pricing service or a bond dealer selected by the Portfolio's adviser;

    (2) common stock, preferred stock and other equity securities listed on the Exchange are valued on the basis of the last sale price on the Exchange; in the absence of any sales, such securities are valued at the mean between the closing asked price and the closing bid price;

    (3) common stock, preferred stock and other equity securities listed on other U.S. or foreign exchanges will be valued as described in paragraph (1) using quotations on the exchange on which the security is most extensively traded;

    (4) common stock, preferred stock and other equity securities unlisted and quoted on the National Market System ("NMS") are valued at the last sale price, provided a sale has occurred; in the absence of any sales, such securities are valued at the high or "inside" bid supplied by the NASD on its NASDAQ system for securities traded in the over-the-counter market;

    (5) common stock, preferred stock and other equity securities quoted on the NASDAQ system, but not listed on NMS, are valued at the high or "inside" bid;

    (6) common stock, preferred stock and other equity securities not listed and not quoted on the NASDAQ system for which over-the-counter market quotations are readily available are valued at the mean between the current bid and asked prices for such securities;

    (7) non-U.S. common stock, preferred stock and other equity securities not listed or listed and subject to restrictions on sale are valued at prices supplied by a dealer selected by the Portfolio's adviser;


    (8) short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value; where market quotations are not available, such instruments are valued at fair value as determined by the Fund's Board of Trustees;

    (9) short-term investments maturing in sixty days or less (including all master demand notes) are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market;

    (10) short-term investments maturing in more than sixty days when purchased and held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market;

    (11) options, futures contracts and options on futures listed or traded on a national securities exchange are valued at the last sale price on such exchange prior to the time of determining net asset value or, if no sale is reported, are valued at the mean between the most recent bid and asked prices;


    (12) forward currency contracts are valued at their last sale as reported by a pricing service, and in the absence of a report at a value determined on the basis of the underlying currency at prevailing exchange rates;

    (13) securities subject to restrictions on resale are valued at fair value at least monthly by a pricing service under the direction of the Fund's Board of Trustees; and

    (14) all other assets are valued at fair market value as determined by or under the direction of the Fund's Board of Trustees.


DIVIDENDS AND TAXES
  The Portfolio has qualified and intends to qualify in the future as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The Portfolio qualifies if, among other things, it distributes to its shareholders at least 90% of its net investment income for its fiscal year. The Portfolio also intends to make timely distributions, if necessary, sufficient in amount to avoid the nondeductible 4% excise tax imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains for the one-year period ending on October 31 of such calendar year.

  If the Portfolio qualifies as a RIC and if it distributes substantially all of its net investment income and net capital gains, if any, to shareholders, it will be relieved of any federal income tax liability.

  The Fund will make distributions from the Portfolio's net investment income to shareholders monthly and net capital gains, if any, annually. Shareholders receive Fund distributions in the form of additional shares of that class of shares upon which the distribution is based or, at the shareholder's option, in cash. Fund distributions in the form of additional shares are made at net asset value without the imposition of a sales charge.

  Because Class A shares bear most of the costs of distribution of such shares through payment of a front end sales charge while Class B and Class C shares bear such expenses through a higher annual distribution fee, expenses attributable to Class B shares and Class C shares will generally be higher than those attributable to Class A shares, and income distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares.

  Dividends and distributions are taxable whether they are received in cash or in shares. Income dividends and net short-term gains distributions are taxable as ordinary income. Net long-term gains distributions are taxable as capital gains regardless of how long Fund shares have been held. However, if Fund shares held for less than six months are sold at a loss, such loss will be treated for tax purposes as a long-term capital loss to the extent of any long-term capital gains dividends received. Any taxable distributions declared in October, November or December to shareholders of record in such a month and paid by the following January 31 will be taxable to shareholders as if paid on December 31 of the year in which declared.

  The Fund advises shareholders annually as to the federal tax status of all distributions made during the year.

FUND MANAGEMENT AND EXPENSES


BOARD OF TRUSTEES
  Under Massachusetts law, the Fund's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Fund. Subject to the authority of the Fund's Board of Trustees, Keystone provides investment advice, management and administrative services to the Fund.

INVESTMENT ADVISER
  Keystone has provided investment advisory and management services to investment companies and private accounts since 1932. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("Keystone Investments"). Keystone Investments provides accounting, bookkeeping, legal, personnel and general corporate services to Keystone, its affiliates, and the Keystone Investments Families of Funds. Both Keystone and Keystone Investments are located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

  On December 11, 1996, Keystone Investments succeeded to the business of a corporation with the same name, but under different ownership. Keystone Investments is a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"). FUNB is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the U.S. based on total assets as of September 30, 1996.


  First Union is headquartered in Charlotte, North Carolina, and had $133.9 billion in consolidated assets as of September 30, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the U.S. The Capital Management Group of FUNB, together with Lieber & Company and Evergreen Asset Management Corp., wholly-owned subsidiaries of FUNB, manage or otherwise oversee the investment of over $50 billion in assets belonging to a wide range of clients, including the Evergreen Family of Funds.


  Pursuant to its Investment Advisory and Management Agreement with the Fund (the "Advisory Agreement"), Keystone manages the investment and reinvestment of the Fund's assets, supervises the operation of the Fund and provides all necessary office space, facilities and equipment.

  The Portfolio pays Keystone a fee for its services at the annual rates set forth below:

                                                           Aggregate Net Asset
Management                                                 Value of the Shares
Fee                                  Income                   of the Portfolio
------------------------------------------------------------------------------
                            1.5% of Gross Income plus
0.50% of the first                                        $  500,000,000, plus
0.45% of the next                                         $  500,000,000, plus
0.40% of amounts over                                     $1,000,000,000.

Keystone's fee is computed as of the close of business each business day and payable daily.

  The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees or by vote of shareholders of the Fund. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Fund's Independent Trustees (Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the Fund's Distribution Plans or any agreement related thereto) cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Fund or Keystone or may be terminated by a vote of shareholders of the Fund. The Advisory Agreement will terminate automatically upon its assignment.


PRINCIPAL UNDERWRITER
  Evergreen Keystone Distributors, Inc. (formerly Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of BISYS Fund Services ("BISYS"), which is not affiliated with First Union, is now the Fund's principal underwriter (the "Principal Underwriter"). EKD replaces Evergreen Keystone Investment Services, Inc. (formerly Keystone Investment Distributors Company) ("EKIS") as the Fund's principal underwriter. EKIS may no longer act as principal underwriter of the Fund due to regulatory restrictions imposed by the Glass-Steagall Act upon national banks such as FUNB and their affiliates, that prohibit such entities from acting as the underwriters or distributors of mutual fund shares. While EKIS may no longer act as principal underwriter of the Fund as discussed above, EKIS may continue to receive compensation from the Fund or the Principal Underwriter in respect of underwriting and distribution services performed prior to the termination of EKIS as principal underwriter. In addition, EKIS may also be compensated by the Principal Underwriter for the provision of certain marketing support services to the Principal Underwriter at an annual rate of up to .75% of the average daily net assets of the Fund, subject to certain restrictions. EKD is located at 230 Park Avenue, New York, New York 10169.

SUB-ADMINISTRATOR
  BISYS provides officers and certain administrative services to the Fund pursuant to a sub-administration agreement. For its services under that agreement, BISYS receives a fee from Keystone at the maximum annual rate of .01% of the average daily net assets of the Fund.

PORTFOLIO MANAGER
  Gilman C. Gunn is the Fund's Portfolio Manager. Mr. Gunn is a Keystone Senior Vice President and Group Head. An investment professional with 23 years of experience, he has spent over ten years in London, Kuwait and Thailand.


FUND EXPENSES
  The Fund will pay all of its expenses. In addition to the investment advisory and distribution plan fees discussed in this prospectus, the principal expenses that the Fund is expected to pay include, but are not limited to, expenses of its Independent Trustees; transfer, dividend disbursing, and shareholder servicing agent expenses; custodian expenses; fees of its independent auditors; fees of legal counsel to the Fund and its Independent Trustees; fees payable to government agencies, including registration and qualification fees attributable to the Fund and its shares under federal and state securities laws; and certain extraordinary expenses. In addition, each class will pay all of the expenses attributable to it. Such expenses are currently limited to Distribution Plan expenses. The Fund also pays its brokerage commissions, interest charges, and taxes.


  For the fiscal year ended October 31, 1996, the Fund paid or accrued to Keystone investment management and administrative services fees of $3,944, (0.64% of the Fund's average daily net asset value on an annualized basis).


  To the extent the Portfolio's management fee exceeds 0.75% of the Portfolio's average net assets, the fee would be higher than that paid by most other investment companies. The Portfolio's fee structure is comparable, however, to that of other global and international funds subject to the higher costs involved in managing a portfolio of predominantly international securities.


  For the fiscal year ended October 31, 1996, the Fund paid or accrued $48,155 to Evergreen Keystone Service Company (formerly Keystone Investor Resource Center, Inc.) ("EKSC") for services rendered as the Fund's transfer agent and dividend disbursing agent, and $20,918 to Keystone for certain accounting and printing services. EKSC, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, is a wholly-owned subsidiary of Keystone.

  For the fiscal year ended October 31, 1996, including indirectly paid expenses, the Portfolio's Class A, Class B, and Class C shares paid 2.01%, 2.76%, and 2.78%, respectively, of such class' average net assets in expenses.


SECURITIES TRANSACTIONS
  Under policies established by the Board of Trustees, the Portfolio's adviser selects broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions, the Portfolio's adviser may consider the number of shares of the Portfolio sold by the broker-dealer. In addition, broker-dealers executing portfolio transactions may, from time to time, be affiliated with the Fund, Keystone, the Principal Underwriter or their affiliates.

  The Portfolio may pay higher commissions to broker-dealers that provide research services. Keystone may use these services in advising the Portfolio as well as in advising its other clients.


PORTFOLIO TURNOVER
  The Portfolio's turnover rates for the fiscal years ended October 31, 1995 and 1996, were 108% and 58%, respectively. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio as well as additional gains and/ or losses. The Portfolio pays brokerage commissions in connection with the writing of options and effecting the closing purchase or sale transactions as well as for some purchases and sales of portfolio securities.


CODE OF ETHICS
  The Fund has adopted a Code of Ethics incorporating policies on personal securities trading as recommended by the Investment Company Institute.

DISTRIBUTION PLANS AND AGREEMENTS

CLASS A DISTRIBUTION PLAN
  The Fund has adopted a Distribution Plan with respect to its Class A shares (the "Class A Distribution Plan") that provides for expenditures by the Fund currently limited to 0.25% annually of the average daily net asset value of Class A shares, in connection with the distribution of Class A shares. Payments under the Class A Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others, such as broker-dealers), as service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares maintained by the recipient and outstanding on the books of the Fund for specified periods.

CLASS B DISTRIBUTION PLANS
  The Fund has adopted Distribution Plans with respect to its Class B shares (the "Class B Distribution Plans") that provide for expenditures by the Fund at an annual rate of up to 1.00% of the average daily net asset value of Class B shares to pay expenses of the distribution of Class B shares. Payments under the Class B Distribution Plans are currently made to the Principal Underwriter (which may reallow all or part to others, such as broker-dealers) and to EKIS, the predecessor to the Fund's Principal Underwriter, (1) as commissions for Class B shares sold, (2) as shareholder service fees and (3) as interest. Amounts paid or accrued to the Principal Underwriter or EKIS in the aggregate may not exceed the annual limitation referred to above.

  The Principal Underwriter generally reallows to broker-dealers or others a commission equal to 4.00% of the price paid for each Class B share sold. The broker-dealer or other party will also receive service fees at an annual rate of 0.25% of the value of Class B shares maintained by the recipient and outstanding on the books of the Fund for specified periods. See "Distribution Plans Generally" below.

CLASS C DISTRIBUTION PLAN
  The Fund has adopted a Distribution Plan with respect to Class C shares (the "Class C Distribution Plan") that provides for expenditures by the Fund at an annual rate of up to 1.00% of the average daily net asset value of Class C shares to pay expenses of the Distribution of Class C shares. Payments under the Class C Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others, such as broker-dealers) and to EKIS, the predecessor to the Fund's Principal Underwriter, (1) as commissions for Class C shares sold, (2) as shareholder service fees, and (3) as interest. Amounts paid or accrued to the Principal Underwriter or EKIS in the aggregate may not exceed the annual limitation referred to above.

  The Principal Underwriter generally reallows to broker-dealers or others a commission in the amount of 0.75% of the price paid for each Class C share sold, plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold, and, beginning approximately fifteen months after purchase, a commission at an annual rate of 0.75% (subject to NASD rules -- see "Distribution Plans Generally") plus service fees which are paid at the annual rate of 0.25%, respectively, of the value of Class C shares maintained by the recipient and outstanding on the books of the Fund for specified periods. See "Distribution Plans Generally" below.

DISTRIBUTION PLANS GENERALLY
  As discussed above, the Fund bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act.

  The NASD limits the amount that the Fund may pay annually in distribution costs for the sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the 12b-1 Distribution Plan, plus interest at the prime rate plus 1% on such amounts (less any contingent deferred sales charges ("CDSCs") paid by shareholders to the Principal Underwriter) remaining unpaid from time to time.

  In connection with financing its distribution costs, including commission advances to broker-dealers and others, EKIS, the predecessor to the Principal Underwriter, sold to a financial institution substantially all of its 12b-1 fee collection rights and CDSC collection rights in respect of Class B shares sold during the period beginning approximately June 1, 1995 through November 30, 1996. The Fund has agreed not to reduce the rate of payment of 12b-1 fees in respect of such Class B shares, unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plan, the Fund may be subject to adverse distribution consequences.

  The financing of payments made by the Principal Underwriter to compensate broker-dealers or other persons for distributing shares of the Fund will be provided by FUNB or its affiliates.

  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. If a Distribution Plan is terminated, the Principal Underwriter and EKIS will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of Advances (as defined below).


  Unpaid distribution costs at October 31, 1995 were: $251,498 for Class B shares purchased prior to June 1, 1995 (5.10% of net class assets for such Class B shares); $54,841 for Class B shares purchased on or after June 1, 1995 (1.10% of net class assets for such Class B shares); and $128,839 for Class C shares (12.2% of net class assets).


  Broker-dealers or others may receive different levels of compensation depending on which class of shares they sell. Payments pursuant to a Distribution Plan are included in the operating expenses of the class.

DISTRIBUTION AGREEMENTS
  The Fund has entered into principal underwriting agreements with the Principal Underwriter (each a "Distribution Agreement") with respect to each class. Pursuant to its Distribution Agreements, the Fund will compensate the Principal Underwriter for its services as distributor at an annual rate that may not exceed .25 of 1% of the Fund's average daily net assets attributable to Class A shares, .75 of 1% of the Fund's average daily net assets attributable to the Class B shares, subject to certain restrictions, and .75 of 1% of the Fund's average daily net assets attributable to the Class C shares.

  The Fund may also make payments under its Distribution Plans, in amounts of up to .25 of 1% of its average daily net assets on an annual basis, attributable to Class A, B and C shares, respectively, to compensate organizations, which may include, among others, the Principal Underwriter and Keystone or their respective affiliates, for services rendered to shareholders and/or the maintenance of shareholder accounts.

  The Fund may not pay any distribution or servicing fees during any fiscal period in excess of NASD limits. Since the Principal Underwriter's compensation under the Distribution Agreements is not directly tied to the expenses incurred by the Principal Underwriter, the amount of compensation received by it under the Distribution Agreements during any year may, subject to certain conditions, be more than its actual expenses and may result in a profit to the Principal Underwriter. Distribution expenses incurred by the Principal Underwriter in one fiscal year that exceed the level of compensation paid to the Principal Underwriter for that year may be paid from distribution fees received from a Fund in subsequent fiscal years.

  The Principal Underwriter intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plans that exceed current annual payments permitted to be received by the Principal Underwriter from the Fund ("Advances"). The Principal Underwriter intends to seek full reimbursement for such Advances from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within the permitted limits. If the Fund's Independent Trustees authorize such payments, the effect would be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by a Distribution Plan.

  In states where the Principal Underwriter is not registered as a broker-dealer, shares of the Fund will only be sold through other broker-dealers or other financial institutions that are registered.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS
  The Principal Underwriter may, from time to time, provide promotional incentives, including reallowance of up to the entire sales charge, to certain broker-dealers whose representatives have sold or are expected to sell significant amounts of Fund shares. In addition, broker-dealers may, from time to time, receive additional cash payments. The Principal Underwriter may also provide written information to those broker-dealers with whom it has dealer agreements that relates to sales incentive campaigns conducted by such broker-dealers for their representatives as well as financial assistance in connection with pre-approved seminars, conferences and advertising. No such programs or additional compensation will be offered to the extent they are prohibited by the laws of any state or any self-regulatory agency such as the NASD. Broker-dealers to whom substantially the entire sales charge on Class A shares is reallowed may be deemed to be underwriters as that term is defined under the 1933 Act.

  The Principal Underwriter may, at its own expense, pay concessions in addition to those described above to broker-dealers including, from time to time, to First Union Brokerage Services, Inc., an affiliate of Keystone, that satisfy certain criteria established from time to time by the Principal Underwriter. These conditions relate to increasing sales of shares of the Keystone funds over specified periods and certain other factors. Such payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to 1.00% of the value of shares sold by such broker-dealer.

  The Principal Underwriter may also pay a transaction fee (up to the level of payments allowed to broker-dealers for the sale of shares, as described above) to banks and other financial services firms that facilitate transactions in shares of the Fund for their clients.

  State securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state laws.

EFFECTS OF BANKING LAWS
  The Glass-Steagall Act currently limits the ability of depository institutions (such as a commercial bank or a savings and loan association) to become an underwriter or distributor of securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from accepting payments under the arrangement described above, or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider what action, if any, is appropriate.

  The Glass-Steagall Act and other banking laws and regulations also presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Fund. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. Keystone and its affiliates, since they are direct or indirect subsidiaries of FUNB, are subject to and in compliance with the aforementioned laws and regulations.

  Changes to applicable laws and regulations or future judicial or administrative decisions could prevent Keystone Investments or its affiliates from performing the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of a fund by its customers. In such event, it is expected that the Trustees would identify, and call upon each Fund's shareholders to approve, a new investment adviser. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.

HOW TO BUY SHARES
  You may purchase shares of the Fund from any broker-dealer that has a selling agreement with the Principal Underwriter. In addition, you may purchase shares of the Fund by mailing to the Fund, c/o Evergreen Keystone Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed account application and a check payable to the Fund. You may also telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed account application. Subsequent investments in any amount may be made by check, by wiring Federal funds, by direct deposit or by an electronic funds transfer ("EFT").

  Orders for the purchase of shares of the Fund will be confirmed at the public offering price, which is equal to the net asset value per share next determined after receipt of the order in proper form by the Principal Underwriter (generally as of the close of the Exchange on that day) plus, in the case of Class A shares, the applicable sales charge. Orders received by broker-dealers or other firms prior to the close of the Exchange and received by the Principal Underwriter prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day. Broker-dealers and other financial services firms are obligated to transmit orders promptly.

  Orders for shares received other than as stated above will receive the public offering price, which is equal to the net asset value per share next determined (generally, the next business day's offering price) plus, in the case of Class A shares, the applicable sales charge.

  The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable.

  The initial purchase must be at least $1,000. There is no minimum amount for subsequent purchases.

  The Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

  Shareholder inquiries should be directed to EKSC by calling toll free 1-800-343-2898 or writing to EKSC or to the firm from which you received this prospectus.

ALTERNATIVE SALES OPTIONS
  This prospectus provides information regarding the Class A, B, and C shares offered by the Fund:

CLASS A SHARES -- FRONT-END LOAD OPTION
  With certain exceptions, Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a CDSC when they are redeemed except as follows: Class A shares purchased after January 1, 1997, in an amount equal to or exceeding $1 million, without a front-end sales charge, will be subject to a CDSC during the month of purchase and the 12-month period following the month of purchase.

CLASS B SHARES -- BACK-END LOAD OPTION
  Class B shares purchased after January 1, 1997, are sold without a sales charge at the time of purchase, but are, with certain exceptions, subject to a CDSC if redeemed during the month of purchase and the 72-month period following the month of purchase. Class B shares purchased after January 1, 1997, that have been outstanding for seven years after the month of purchase, will automatically convert to Class A shares without the imposition of a front-end sales charge or exchange fee.

CLASS C SHARES -- LEVEL LOAD OPTION
  Class C shares purchased after January 1, 1997, are sold without a sales charge at the time of purchase, but are subject to a CDSC if they are redeemed during the month of purchase and the 12-month period following the month of purchase. Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Principal Underwriter.

  Each class of shares, pursuant to its Distribution Plan, pays an annual service fee of 0.25% of the Fund's average daily net assets attributable to that class. In addition to the 0.25% service fee, the Class B and C Distribution Plans provide for the payment of an annual distribution fee of up to 0.75% of the average daily net assets attributable to their respective classes. As a result, income distributions paid by the Fund with respect to Class B and Class C shares will generally be less than those paid with respect to Class A shares.

  Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or Class C shares (in which case, 100% of the purchase price is invested immediately), depending on the amount of the purchase and the intended length of investment.

  The Fund will not normally accept any purchase of Class B shares in the amount of $250,000 or more and will not normally accept any purchase of Class C shares in the amount of $500,000 or more.

                ----------------------------------------------
CLASS A SHARES

  Class A shares are currently offered at the public offering price, which is equal to net asset value plus an initial sales charge as follows:

                                                 AS A % OF       CONCESSION TO
                                    AS A % OF   NET AMOUNT   DEALERS AS A % OF
AMOUNT OF PURCHASE             OFFERING PRICE    INVESTED*      OFFERING PRICE
------------------------------------------------------------------------------
Less than $50,000 ................      4.75%        4.99%               4.25%
$50,000 but less than $100,000 ...      4.50%        4.71%               4.25%
$100,000 but less than $250,000 ..      3.75%        3.90%               3.25%
$250,000 but less than $500,000 ..      2.50%        2.56%               2.00%
$500,000 but less than $1,000,000       2.00%        2.04%               1.75%

----------
*Rounded to the nearest one-hundredth percent.
                ----------------------------------------------

  Purchases of the Fund's Class A shares made after January 1, 1997, (i) in the amount of $1 million or more; (ii) by a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title I tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan"), or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan"); or (iii) by (a) institutional investors, which may include bank trust departments and registered investment advisers; (b) investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; and (e) employees of FUNB and its affiliates, EKD and any broker-dealer with whom EKD has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees, will each be at net asset value without the imposition of a front-end sales charge. Certain broker-dealers or other financial institutions may impose a fee on transactions in shares of the Funds.

  With respect to purchases of the Fund's Class A shares made after January 1, 1997, in the amount of $1 million or more, the Principal Underwriter will pay broker-dealers or others concessions at the following rate: 1.00% of the investment amount up to $2,999,999; plus 0.50% of the investment amount between $3,000,000 and $4,999,999; plus 0.25% of the investment amount over $4,999,999.

  With respect to purchases of the Fund's Class A shares made after January 1, 1997, by Qualifying Plans and Educational TSA Plans, the Principal Underwriter will pay broker-dealers and others concessions at the rate of 0.50% of the net asset value of the shares purchased. These payments are subject to reclaim in the event the shares are redeemed within twelve months after purchase.

  Purchases of the Fund's Class A shares made after January 1, 1997, in the amount of $1 million or more, are subject to a CDSC of 1.00% upon redemption during the month of purchase and the 12-month period following the month of purchase.

  The sales charge is paid to the Principal Underwriter, which in turn normally reallows a portion to your broker-dealer. In addition, your broker-dealer currently will be paid periodic service fees at an annual rate of up to 0.25% of the value of Class A shares maintained by such recipient and outstanding on the books of the Fund for specified periods.

  Upon written notice to broker-dealers with whom it has dealer agreements, the Principal Underwriter may reallow up to the full applicable sales charge.

  Initial sales charges may be eliminated for persons purchasing Class A shares that are offered in connection with certain fee based programs, such as wrap accounts sponsored or managed by broker-dealers, investment advisers, or others who have entered into special agreements with the Principal Underwriter. Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Fund alone or in combination with Class A shares of other Keystone America Funds. See Exhibit A to this prospectus.

  Upon prior notification to the Principal Underwriter, Class A shares may be purchased at net asset value by clients of registered representatives within 30 days after a change in the registered representative's employment when the amount invested represents redemption proceeds from a registered open-end management investment company not distributed or managed by Keystone or its affiliates; and the shareholder either (1) paid a front-end sales charge, or (2) was at some time subject to, but did not actually pay, a CDSC with respect to the redemption proceeds.

  Upon prior notification to the Principal Underwriter, Class A shares may be purchased at net asset value by clients of registered representatives within 30 days after the redemption of shares of any registered open-end investment company not distributed or managed by Keystone or its affiliates when the amount invested represents redemption proceeds from such unrelated registered open-end investment company, and the shareholder either (1) paid a front-end sales charge, or (2) was at some time subject to, but did not actually pay, a CDSC with respect to the redemption proceeds. This special net asset value purchase is currently being offered on a calendar month-by-month basis and may be modified or terminated in the future.

CLASS B SHARES
  Class B shares are offered at net asset value, without an initial sales charge. With respect to shares purchased after January 1, 1997, the Fund, with certain exceptions, imposes a CDSC on Class B shares redeemed as follows:

                                                   CDSC
REDEMPTION TIMING                                IMPOSED
-----------------                                -------
Month of purchase and the first twelve-month
  period following the month of purchase .....    5.00%
Second twelve-month period following the month
  of purchase  ...............................    4.00%
Third twelve-month period following the month
  of purchase ................................    3.00%
Fourth twelve-month period following the month
  of purchase ................................    3.00%
Fifth twelve-month period following the month
  of purchase ................................    2.00%
Sixth twelve-month period following the month
  of purchase  ...............................    1.00%

No CDSC is imposed on amounts redeemed thereafter.

  When imposed, the CDSC is deducted from the redemption proceeds otherwise payable to you. The CDSC is retained by the Principal Underwriter or its predecessor. Amounts received by the Principal Underwriter or its predecessor under the Class B Distribution Plans are reduced by CDSCs retained by the Principal Underwriter or its predecessor. See "Contingent Deferred Sales Charge and Waiver of Sales Charges" below.

  Class B shares purchased after January 1, 1997, that have been outstanding for seven years after the month of purchase, will automatically convert to Class A shares (which are subject to a lower Distribution Plan charge) without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to EKSC.) The Class B shares so converted will no longer be subject to the higher distribution expenses and other expenses, if any, borne by Class B shares. Because the net asset value per share of Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted. Under current law, it is the Fund's opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Trustees will consider what action, if any, is appropriate and in the best interest of such Class B shareholders.

CLASS C SHARES
  Class C shares are offered only through broker-dealers who have special distribution agreements with the Principal Underwriter. Class C shares are offered at net asset value, without an initial sales charge. With certain exceptions, the Fund imposes a CDSC of 1.00% on shares redeemed during the month of purchase and the 12-month period following the month of purchase. No CDSC is imposed on amounts redeemed thereafter. If imposed, the CDSC is deducted from the redemption proceeds otherwise payable to you. The CDSC is retained by the Principal Underwriter or its predecessor. See "Contingent Deferred Sales Charge and Waiver of Sales Charges" below.

CONTINGENT DEFERRED SALES CHARGE AND WAIVER OF SALES CHARGES
  Any CDSC imposed upon the redemption of Class A, Class B, or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net asset value at the time of purchase of such shares.

  With respect to shares purchased after January 1, 1997, no CDSC is imposed when you redeem amounts derived from (1) increases in the value of shares redeemed above the net cost of such shares; (2) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions; (3) certain Class A shares held for more than 12 months after the month of purchase;
(4) Class B shares held for more than 72 months after the month of purchase; or
(5) Class C shares held for more than one year after the month of purchase. Upon request for redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

  With respect to Class C shares purchased by a Qualifying Plan, no CDSC will be imposed on any redemptions made specifically by an individual participant in the Qualifying Plan. This waiver is not available in the event a Qualifying Plan (as a whole) redeems substantially all of its assets.

  In addition, no CDSC is imposed on a redemption of shares of the Fund in the event of (1) death or disability of the shareholder; (2) a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of accounts having an aggregate net asset value of less than $1,000;
(5) automatic withdrawals under the Systematic Income Plan of up to 1.0% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.

  The Fund may also sell Class A, Class B or Class C shares at net asset value without any initial sales charge or a CDSC to certain Directors, Trustees, officers and employees of the Fund, Keystone, the Principal Underwriter and certain of their affiliates, and to members of the immediate families of such persons; to registered representatives of firms with dealer agreements with the Principal Underwriter; and to a bank or trust company acting as a trustee for a single account. See the statement of additional information.

HOW TO REDEEM SHARES
  You may redeem Fund shares for cash at their net redemption value by writing to the Fund, c/o EKSC, and presenting a properly endorsed share certificate (if certificates have been issued) to the Fund. Your signature(s) on the written order and certificates must be guaranteed as described below. In order to redeem by telephone or to engage in telephone transactions generally, you must complete the authorization in your account application. Proceeds for shares redeemed on telephone order will be deposited by wire or EFT only to the bank account designated in your account application.

  You may also redeem your shares through your broker-dealer. The Principal Underwriter, acting as agent for the Fund, stands ready to repurchase Fund shares upon orders from broker-dealers and will calculate the net asset value on the same terms as those orders for the purchase of shares received from broker-dealers and described under "How to Buy Shares." If the Principal Underwriter has received proper documentation, it will pay the redemption proceeds, less any applicable CDSC, to the broker-dealer placing the order within seven days thereafter. The Principal Underwriter charges no fee for this service. Your broker-dealer, however, may charge a service fee.

  The redemption value equals the net asset value per share adjusted for fractions of a cent and may be more or less than your cost depending upon changes in the value of the Fund's portfolio securities between purchase and redemption. A CDSC may be imposed by the Fund at the time of redemption of certain shares as explained in "How to Buy Shares." If imposed, the CDSC is deducted from the redemption proceeds otherwise payable to you.

REDEMPTION OF SHARES IN GENERAL
  At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. In such a case, the Fund will mail the redemption proceeds upon clearance of the purchase check, which may take 15 days or more. Any delay may be avoided by purchasing shares either with a certified check, by Federal Reserve or bank wire of funds, by direct deposit or by EFT. Although the mailing of a redemption check or the wiring or EFT of redemption proceeds may be delayed, the redemption value will be determined and the redemption processed in the ordinary course of business upon receipt of proper documentation. In such a case, after the redemption and prior to the release of the proceeds, no appreciation or depreciation will occur in the value of the redeemed shares, and no interest will be paid on the redemption proceeds. If the payment of a redemption has been delayed, the check will be mailed or the proceeds wired or sent EFT promptly after good payment has been collected.

  The Fund computes the amount due you at the close of the Exchange at the end of the day on which it has received all proper documentation from you. Payment of the amount due on redemption, less any applicable CDSC (as described above), will be made within seven days thereafter except as discussed herein.

  For your protection, SIGNATURES ON CERTIFICATES, STOCK POWERS AND ALL WRITTEN ORDERS OR AUTHORIZATIONS MUST BE GUARANTEED BY A U.S. STOCK EXCHANGE MEMBER, A BANK OR OTHER PERSONS ELIGIBLE TO GUARANTEE SIGNATURES UNDER THE SECURITIES EXCHANGE ACT OF 1934 AND EKSC'S POLICIES. The Fund or EKSC may waive this requirement or may require additional documents in certain cases. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. The Fund and EKSC reserve the right to withdraw this waiver at any time.

  If the Fund receives a redemption order, but you have not clearly indicated the amount of money or number of shares involved, the Fund cannot execute the order. In such cases, the Fund will request the missing information from you and process the order on the day such information is received.

TELEPHONE REDEMPTIONS
  Under ordinary circumstances, you may redeem up to $50,000 from your account by telephone by calling toll free 1-800-343-2898. As mentioned above, to engage in telephone transactions generally, you must complete the appropriate sections of the Fund's application.

  In order to insure that instructions received by EKSC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days.

  If you cannot reach the Fund by telephone, you should follow the procedures for redeeming by mail or through a broker-dealer as set forth herein.

SMALL ACCOUNTS
  Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem your account if its value has fallen below $1,000, the current minimum investment level, as a result of your redemptions (but not as a result of market action). You will be notified in writing and allowed 60 days to increase the value of your account to the minimum investment level. No CDSCs are applied to such redemptions.

GENERAL
  The Fund reserves the right at any time to terminate, suspend, or change the terms of any redemption method described in this prospectus, except redemption by mail, and to impose fees.

  Except as otherwise noted, neither the Fund, EKSC, nor the Principal Underwriter assumes responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Keystone Automated Response Line ("KARL"), or by telephone. EKSC will employ reasonable procedures to confirm that instructions received over KARL or by telephone are genuine. Neither the Fund, EKSC, nor the Principal Underwriter will be liable when following instructions received over KARL or by telephone that EKSC reasonably believes to be genuine.

  The Fund may temporarily suspend the right to redeem its shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Fund cannot dispose of its investments or fairly determine their value; or (4) the Securities and Exchange Commission so orders.

SHAREHOLDER SERVICES
  Details on all shareholder services may be obtained from EKSC by writing or by calling toll free 1-800-343-2898.

KEYSTONE AUTOMATED RESPONSE LINE
  KARL offers you specific fund account information and price and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access KARL by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.

EXCHANGES
  If you have obtained the appropriate prospectus, you may exchange shares of the Fund for shares of certain other Keystone America Funds and Keystone Liquid Trust ("KLT") as follows:

    Class A shares may be exchanged for Class A shares of other Keystone America Funds and Class A shares of KLT;

    Class B shares may be exchanged for the same type of Class B shares of other Keystone America Funds and the same type of Class B shares of KLT; and

    Class C shares may be exchanged for Class C shares of other Keystone America Funds and Class C shares of KLT.

  The exchange of Class B shares and Class C shares will not be subject to a CDSC. However, if the shares being tendered for exchange are

  (1) Class A shares acquired without a front-end sales charge,

  (2) Class B shares that have been held for less than 72 months, or

  (3) Class C shares that have been held for less than one year,

and are still subject to a CDSC, such charge will carry over to the shares being acquired in the exchange transaction.

  You may exchange shares for another Keystone fund by calling or writing to EKSC or by using KARL. As noted above, if the shares being tendered for exchange are still subject to a CDSC, such charge will carry over to the shares being acquired in the exchange transaction. The Fund reserves the right to terminate this exchange offer or to change its terms, including the right to charge for exchanges.

  Orders to exchange a certain class of shares of the Fund for the corresponding class of shares of KLT will be executed by redeeming the shares of the Fund and purchasing the corresponding class of shares of KLT at the net asset value of such shares next determined after the proceeds from such redemption become available, which may be up to seven days after such redemption. In all other cases, orders for exchanges received by the Fund prior to 4:00 p.m. eastern time on any day the Fund is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after 4:00 p.m. eastern time on any business day will be executed at the respective net asset values determined at the close of the next business day.

  An excessive number of exchanges may be disadvantageous to the Fund. Therefore, the Fund, in addition to its right to reject any exchange, reserves the right to terminate the exchange privilege of any shareholder who makes more than five exchanges of shares of the funds in a year or three in a calendar quarter.

  An exchange order must comply with the requirements for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. An exchange constitutes a sale for federal income tax purposes.

  The exchange privilege is available only in states where shares of the fund being acquired may legally be sold.

AUTOMATIC INVESTMENT PLAN
  With a Keystone Automatic Investment Plan, you can automatically transfer as little as $25 per month or $75 per quarter from your bank account or KLT to the Keystone fund of your choice. Your bank account will be debited for each transfer. You will receive confirmation with your next account statement.

  To establish or terminate an Automatic Investment Plan or to change the amount or schedule of your automatic investments, you may write to or call EKSC. Please include your account numbers. Termination may take up to 30 days.

RETIREMENT PLANS
  The Fund has various retirement plans available to you, including Individual Retirement Accounts (IRAs); Rollover IRAs; Simplified Employee Pension Plans
(SEPs); Salary Reduction Plans (SARSEPs); Tax Sheltered Annuity Plans; 403(b)
(7) Plans; 401(k) Plans; Keogh Plans; Corporate Profit-Sharing Plans; and Money Purchase Plans. For details, including fees and application forms, call toll free 1-800-247-4075 or write to EKSC.

SYSTEMATIC INCOME PLAN
  Under a Systematic Income Plan, if your account has a value of at least $10,000, you may arrange for regular monthly or quarterly fixed withdrawal payments. Each payment must be at least $75 and may be as much as 1.0% per month or 3.0% per quarter of the total net asset value of the Fund shares in your account when the Systematic Income Plan was opened. Fixed withdrawal payments are not subject to a CDSC. Excessive withdrawals may decrease or deplete the value of your account. Moreover, because of the effect of the applicable sales charge, a Class A investor should not make continuous purchases of the Fund's shares while participating in a Systematic Income Plan.

DOLLAR COST AVERAGING
  Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Keystone America Fund. This results in more shares being purchased when the selected fund's net asset value is relatively low and fewer shares being purchased when the fund's net asset value is relatively high and may result in a lower average cost per share than a less systematic investment approach.

  Prior to participating in dollar cost averaging, you must establish an account in a Keystone America Fund or a money market fund managed or advised by Keystone. You should designate on the application (1) the dollar amount of each monthly or quarterly investment you wish to make and (2) the fund in which the investment is to be made. Thereafter, on the first day of the designated month, an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund.

  If you are a Class A investor and paid a sales charge on your initial purchase, the shares purchased will be eligible for Rights of Accumulation and the sales charge applicable to the purchase will be determined accordingly. In addition, the value of shares purchased will be included in the total amount required to fulfill a Letter of Intent. If a sales charge was not paid on the initial purchase, a sales charge will be imposed at the time of subsequent purchases, and the value of shares purchased will become eligible for Rights of Accumulation and Letters of Intent. See Exhibit A -- "Reduced Sales Charges" at the back of the prospectus.

TWO DIMENSIONAL INVESTING
  You may elect to have income and capital gains distributions from any class of Keystone America Fund shares you may own automatically invested to purchase the same class of shares of any other Keystone America Fund. You may select this service on your application and indicate the Keystone America Fund(s) into which distributions are to be invested. The value of shares purchased will be ineligible for Rights of Accumulation and Letters of Intent. See Exhibit A -- "Reduced Sales Charges" at the back of the prospectus.

OTHER SERVICES
  Under certain circumstances, you may, within 30 days after a redemption, reinstate your account in the same class of shares that you redeemed at current net asset value.

PERFORMANCE DATA
  From time to time the Portfolio may advertise "total return" and "current yield." ALL DATA IS BASED ON HISTORICAL RESULTS AND IS NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Total return and current yield are computed separately for each class of shares of the Fund. Total return refers to the Portfolio's average annual compounded rates of return over specified periods determined by comparing the initial amount invested in a particular class to the ending redeemable value of that amount. The resulting equation assumes reinvestment of all dividends and distributions and deduction of the maximum sales charge or applicable contingent deferred sales charge and all recurring charges, if any, applicable to all shareholder accounts. The exchange fee is not included in the calculation.

  Current yield quotations represent the yield on an investment for a stated 30-day period computed by dividing net investment income earned per share during the base period by the maximum offering price per share on the last day of the base period.

  The Fund may also include comparative performance data for each class of shares in advertising or marketing the Fund's shares, such as data from Lipper Analytical Services, Inc., Morningstar, Inc., Ibbotson Associations or other industry publications.

FUND SHARES
  Generally, the Fund currently issues Class A, B and C shares of the Portfolio, which participate in dividends and distributions and have equal voting, liquidation and other rights except that (1) expenses related to the distribution of each class of shares or other expenses that the Board of Trustees may designate as class expenses from time to time, are borne solely by such class; (2) each class of shares has exclusive voting rights with respect to its Distribution Plan; (3) each class has different exchange privileges; and (4) each class generally has a different designation. When issued and paid for, the shares will be fully paid and nonassessable by the Fund. Shares may be exchanged as explained under "Shareholder Services," but will have no other preference, conversion, exchange or preemptive rights. Shares are redeemable, transferable and freely assignable as collateral. The Fund is authorized to issue additional series (portfolios) and classes of shares.

  Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of the Fund vote together except when required by law to vote separately by class. The Fund does not have annual meetings. The Fund will have special meetings from time to time as required under its Declaration of Trust and under the 1940 Act. As provided in the Declaration of Trust of the Fund, shareholders have the right to remove Trustees by an affirmative vote of two-thirds of the outstanding shares. A special meeting of the shareholders will be held when holders of 10% of the outstanding shares request a meeting for the purpose of removing a Trustee. As prescribed by
Section 16(c) of the 1940 Act, shareholders may be eligible for shareholder communication assistance in connection with the special meeting.

  The Fund's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the Fund's obligations and provides indemnification from Fund assets for any shareholder held personally liable for the Fund's obligations. Disclaimers of such liability are included in each Fund agreement. Under Massachusetts law, however, it is possible that a Fund shareholder might be held personally liable for certain of the Fund's obligations.

ADDITIONAL INFORMATION
  When the Fund determines from its records that more than one account in the Fund is registered in the name of a shareholder or shareholders having the same address, upon notice to those shareholders, the Fund intends, when an annual report or a semi-annual report of the Fund is required to be furnished, to mail one copy of such report to that address.

  Except as otherwise stated in this prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in this prospectus without shareholder approval, including the right to impose or change fees for services provided.

                        ADDITIONAL INVESTMENT INFORMATION
                DESCRIPTIONS OF CERTAIN TYPES OF INVESTMENTS AND
                INVESTMENT TECHNIQUES AVAILABLE TO THE PORTFOLIO

  The Fund may engage in the following investment practices to the extent described in the prospectus and the statement of additional information.

CORPORATE BOND RATINGS
  Higher yields are usually available on securities that are lower rated or that are unrated. Bonds rated Baa by Moody's are considered as medium grade obligations which are neither highly protected nor poorly secured. Debt rated BBB by S&P is regarded as having an adequate capacity to pay interest and repay principal, although adverse economic conditions are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Lower rated securities are usually defined as Baa or lower by Moody's or BBB or lower by S&P. The Fund may purchase unrated securities, which are not necessarily of lower quality than rated securities but may not be attractive to as many buyers. Debt rated BB, B, CCC, CC and C by S&P is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated CI by S&P is debt (income bonds) on which no interest is being paid. Debt rated D by S&P is in default and payment of interest and/or repayment of principal is in arrears. The Fund intends to invest in D-rated debt only in cases where in Keystone's judgment there is a distinct prospect of improvement in the issuer's financial position as a result of the completion of reorganization or otherwise. Bonds that are rated Caa by Moody's are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca by Moody's represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings. Bonds that are rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ZERO COUPON BONDS
  A zero coupon "stripped" bond represents ownership in serially maturing interest or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Coupon zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

  In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

  For federal income tax purposes, a purchaser of principal zero coupon bonds or coupon zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and coupon zero bonds representing interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

PAYMENT-IN-KIND SECURITIES
  PIK securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

  PIKs, like zero coupon bonds, are designed to give the issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

  An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

  As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

  Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

  Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

REPURCHASE  AGREEMENTS
  The Portfolio may enter into repurchase agreements; i.e., the Portfolio purchases a security subject to the Portfolio's obligation to resell and the seller's obligation to repurchase that security at an agreed upon price and date, such date usually being not more than seven days from the date of purchase. The resale price is based on the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement imposes an obligation on the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. The value of the underlying security is at least equal to the amount of the agreed upon resale price and marked to market daily. The Portfolio may enter into such agreements only with respect to U.S. government and foreign government securities, which may be denominated in U.S. or foreign currencies. The Portfolio may enter into such repurchase agreements with foreign banks and securities dealers approved in advance by the Fund's Trustees. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. It does not presently appear possible to eliminate all risks involved in repurchase agreements. These risks include the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Portfolio in connection with bankruptcy proceedings. Therefore, it is the policy of the Portfolio to enter into repurchase agreements only with large, well-capitalized banks that are members of the Federal Reserve System and with primary dealers in U.S. government securities (as designated by the Federal Reserve Board) whose creditworthiness has been reviewed and found satisfactory by the Portfolio's adviser. The Portfolio anticipates that less than 10% of its net assets will be invested in repurchase agreements maturing in more than seven days.

CONVERTIBLE SECURITIES
  The Portfolio may invest in convertible securities. These securities, which include bonds, debentures, corporate notes, preferred stocks and other securities, are securities which the holder can convert into common stock. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, entail less risk than that corporation's common stock. The value of a convertible security is a function of its investment value (its market worth without a conversion privilege) and its conversion value (its market worth if exchanged). If a convertible security's investment value is greater than its conversion value, its price primarily will reflect its investment value and will tend to vary inversely with interest rates. (The issuer's creditworthiness and other factors also may affect its value.) If a convertible security's conversion value is greater than its investment value, its price will tend to be higher than its conversion value, and it will tend to fluctuate directly with the price of the underlying equity security.

WHEN ISSUED AND FORWARD COMMITMENT
TRANSACTIONS
  The Portfolio may purchase newly issued securities on a when issued and delayed delivery basis and may purchase or sell securities on a forward commitment basis. When issued or delayed delivery transactions arise when securities are purchased by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. A forward commitment transaction is an agreement by the Portfolio to purchase or sell securities at a specified future date. When the Portfolio engages in these transactions, the Portfolio relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Portfolio missing the opportunity to obtain a price or yield considered to be advantageous. When issued and delayed delivery transactions and forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Portfolio until it receives payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of purchase commitments will be maintained until payment is made.

SHORT SALES
  The Portfolio may make short sales of securities "against the box." A short sale involves the borrowing of a security, which must eventually be returned to the lender. A short sale is "against the box" if, at all times when the short position is open, the Portfolio owns the securities sold short or owns an equal amount of securities convertible into, or exchangeable without further consideration for, securities identical to the securities sold short. Short sales against the box are used to defer recognition of gains or losses or in order to receive a portion of the interest earned by the executing broker from the proceeds of such sale. The proceeds of a short sale are held by the broker until the settlement date when the Portfolio delivers the convertible security to close out its short position. Although prior to such delivery the Portfolio will have to pay an amount equal to any dividends paid on the securities sold short, the Portfolio will receive the dividends from the securities convertible into the securities sold short, plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will not make short sales of securities subject to outstanding call options written by it. The Portfolio will segregate the securities sold short or appropriate convertible securities in a special account with the Fund's custodian in connection with its short sales "against the box."

LOANS OF SECURITIES
  The Portfolio may lend its securities to broker-dealers or other institutional borrowers for use in connection with such borrowers' short sales, arbitrages or other securities transactions. Such loan transactions afford the Portfolio an opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it to secure the loan. Loans of portfolio securities will be made (if at all) in strict conformity with applicable federal and state rules and regulations. There may be delays in recovery of loaned securities or even a loss of rights in collateral should the borrower fail financially. Therefore, loans will be made only to firms deemed by the Portfolio's adviser to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans justifies the risk. The Fund understands that it is the current view of the staff of the SEC that the Portfolio is permitted to engage in loan transactions only if it meets the following conditions: (1) the Portfolio must receive 100% collateral in the form of cash or cash equivalents, e.g., U.S. Treasury bills or notes, from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities (determined on a daily basis) exceeds the value of the collateral; (3) the Portfolio must be able to terminate the loan, after notice, at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and any increase in the securities' market values, which could result from the returned loaned securities; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the securities occurs, the Portfolio must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Fund to vote proxies. Excluding items (1) and (2), these procedures may be amended from time to time, as regulatory policies may permit, by the Fund's Board of Trustees without shareholder approval. Such loans may not exceed 25% of the Portfolio's total assets.

DERIVATIVES
  The Fund may use derivatives only in a manner consistent with its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

  Derivatives can be used by investors, such as the Fund, to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either in place of more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The use of derivatives for non-hedging purposes entails greater risks than if derivatives were used solely for hedging purposes. The Fund uses futures contracts and related options as well as forwards for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefit to Fund shareholders. With respect to the Portfolio, Keystone does not currently intend to aggressively use derivatives. However, the Portfolio may take positions in those derivatives that are within its investment policies if, in Keystone's judgement, this represents an effective response to current or anticipated market conditions. Keystone's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

  Derivatives may be (1) standardized, exchange-traded contracts or (2) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

  There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created. Further information regarding options, futures, forwards and swaps, is provided later in this section and is provided in the Fund's statement of additional information.

  Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. See "Indexed Commercial Paper" and "Structured Securities" below. The term "derivative" is also sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. See "Mortgage Related Securities," "Collateralized Mortgage Obligations," "Adjustable Rate Mortgage Securities," "Stripped Mortgage Securities," "Mortgage Securities - Special Considerations," and "Other Asset-Backed Securities" and the Fund's statement of additional information.

  While the judicious use of derivatives by experienced investment managers such as Keystone can be beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in the Fund.

* Market Risk -- This is the general risk attendant to all investments that the value of a particular investment will decline or otherwise change in a way detrimental to the Portfolio's interest.

* Management Risk -- Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.

* Credit Risk -- This is the risk that a loss may be sustained by the Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

* Liquidity Risk -- Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

* Leverage Risk -- Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

* Other Risks -- Other risks in using derivatives include the risk of mispricing or improper valuation and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objectives.

OPTIONS TRANSACTIONS
WRITING  COVERED OPTIONS.
  The Portfolio may write (i.e., sell) covered call and put options. No more than 25% of the Portfolio's net assets will be subject to covered options. By writing a call option, the Portfolio becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, the Portfolio becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.

  The Portfolio may only write "covered" options. This means that so long as the Portfolio is obligated as the writer of a call option it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Portfolio might own substantially similar U.S. Treasury bills. If the Portfolio has written options against all of its securities that are eligible for writing options, the Portfolio may be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new securities against which it can write options. If this were to occur, higher portfolio turnover and, correspondingly, greater brokerage commissions and other transaction costs may result. The Portfolio does not expect, however, that this will occur.

  The Portfolio will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains liquid assets having a value equal to or greater than the exercise price of the option with the Fund's custodian in a segregated account.

  The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Portfolio receives a premium from writing a call or put option which it retains whether or not the option is exercised. By writing a call option, the Portfolio might lose the potential for gain on the underlying security while the option is open, and by writing a put option, the Portfolio might become obligated to purchase the underlying security for more than its current market price upon exercise.

PURCHASING OPTIONS. The Portfolio may purchase call and put options.

  The Portfolio would normally purchase call options to hedge against an increase in the market value of the Portfolio's securities. The purchase of a call option would entitle the Portfolio, in return for the premium paid, to purchase specified securities at a specified price, upon exercise of the option, during the option period. The Portfolio would ordinarily realize a gain if, during the option period, the value of such securities exceeds the sum of the exercise price, the premium paid and transaction costs; otherwise the Portfolio would realize a loss on the purchase of the call option.

  The Portfolio may purchase put or call options, including purchasing put or call options for the purpose of offsetting previously written put or call options of the same series. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities until the options expire or are exercised.

  The Portfolio would normally purchase put options to hedge against a decline in the market value of securities in its portfolio (protective puts). The Portfolio will not engage in such transactions for speculation. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price, upon exercise of the option, during the option period. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities. The Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities declined below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Portfolio would realize a loss on the purchase of the put option.

  The Portfolio may purchase put and call options on securities indices for the same purposes as the purchase of options on securities. Currently, only options on stock indices are traded and only on national exchanges. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Portfolio's purchases of securities index options is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally cannot match exactly the composition of an index.

  An option position may be closed out only in a secondary market for an option of the same series. Although the Portfolio will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event it might not be possible to effect a closing transaction in a particular option.

  Options on some securities are relatively new, and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair the Portfolio's ability to use such options to achieve its investment objectives.

OPTIONS TRADING MARKETS
  Options in which the Portfolio will trade are generally listed on national securities exchanges. Exchanges on which such options currently are traded include the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Options on some securities may not be listed on any exchange but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions could fail to meet their obligations to the Portfolio. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities.

  The staff of the Securities and Exchange Commission ("SEC") is of the view that the premiums that the Portfolio pays for the purchase of unlisted options and the value of securities used to cover unlisted options written by the Portfolio are considered to be invested in illiquid securities or assets for the purpose of calculating whether the Portfolio is in compliance with its fundamental investment restrictions relating to illiquid securities.

FUTURES TRANSACTIONS
  The Portfolio may enter into futures contracts for the purchase or sale of securities or currencies or futures contracts based on securities indices and may write options on such contracts. The Portfolio intends to enter into such contracts and related options for hedging purposes. The Portfolio may enter into other types of futures contracts that may become available and relate to the securities held by the Portfolio. A futures contract is an agreement to buy or sell securities or currencies at a specified price during a designated month. The Portfolio does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

  The Portfolio may sell or purchase futures contracts. When a futures contract is sold by the Portfolio, the value of the contract will tend to rise when the value of the underlying securities or currencies declines and to fall when the value of such securities or currencies increases. Thus, the Portfolio would sell futures contracts in order to offset a possible decline in the value of its securities or currencies. If a futures contract were purchased by the Portfolio, the value of the contract would tend to rise when the value of the underlying securities or currencies increased and to fall when the value of such securities or currencies declined. The Portfolio intends to purchase futures contracts in order to fix what is believed by its advisers to be a favorable price and rate of return for securities or favorable exchange rate for currencies the Portfolio intends to purchase.

  The Portfolio also may purchase put and call options on securities and currency futures contracts for hedging purposes. A put option purchased by the Portfolio would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Portfolio would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Portfolio to pay a premium. In exchange for the premium, the Portfolio becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Portfolio's loss will be limited to the amount of the premium and any transaction costs.

  In addition, the Portfolio may write (sell) put and call options on futures contracts for hedging purposes. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Portfolio intends to purchase. However, the Portfolio becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Conversely, the writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Portfolio's assets. By writing a call option, the Portfolio becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher than the exercise price.

  The Portfolio may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Portfolio's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

  Although futures and options transactions are intended to enable the Portfolio to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates, exchange rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the Portfolio's adviser correctly predicts interest or exchange rate movements, a hedge could be unsuccessful if changes in the value of the Portfolio's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Portfolio's futures and securities or currencies positions may be caused by differences between the futures and securities or currencies markets or by differences between the securities or currencies underlying the Portfolio's futures position and the securities or currencies held by or to be purchased for the Portfolio. In addition, futures contracts transactions involve the remote risk that a party participating in a transaction will not be able to fulfill its obligations and the amount of the obligation will exceed the ability of the clearing broker to satisfy. The adviser will attempt to minimize these risks through careful selection and monitoring of the Portfolio's futures and options positions.

  The Portfolio does not intend to use futures transactions for speculation or leverage. The Portfolio may not purchase or sell futures contracts or options on futures, except for closing purchase or sale transactions, if immediately thereafter the sum of margin deposits on the Portfolio's outstanding futures and options positions and premiums paid for outstanding options on futures would exceed 5% of the market value of the Portfolio's total assets. The Fund will not change these policies of the Portfolio without supplementing the information contained in its prospectus and statement of additional information.

FOREIGN CURRENCY TRANSACTIONS
  The Portfolio may invest in securities of foreign issuers. When the Portfolio invests in foreign securities they usually will be denominated in foreign currencies, and the Portfolio temporarily may hold funds in foreign currencies. Thus, the value of Portfolio shares will be affected by changes in exchange rates.

  As one way of managing exchange rate risk, in addition to entering into currency futures contracts, the Portfolio may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Portfolio will deliver and receive when the contract is completed) is fixed when the Portfolio enters into the contract. The Portfolio usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Portfolio intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Portfolio expects a decrease in the value of the currency in which the foreign security is denominated. Although the Portfolio will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on its adviser's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Portfolio's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio. The Portfolio may also purchase and sell options related to foreign currencies in connection with hedging strategies.

INTEREST RATE TRANSACTIONS (SWAPS, CAPS AND FLOORS). If the Portfolio enters into interest rate swap, cap or floor transactions, it expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio does not currently intend to use these transactions in a speculative manner.

  Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a contractually-based principal ("notional") amount from the party selling the interest rate cap or floor. The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become more established and relatively liquid. Caps and floors are less liquid than swaps. These transactions also involve the delivery of securities or other underlying assets and principal. Accordingly, the risk of loss to the Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

INDEXED COMMERCIAL PAPER. Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. If permitted by its investment policies, the Portfolio will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Portfolio to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.

MORTGAGE-RELATED SECURITIES. The mortgage-related securities in which the Portfolio may invest typically are securities representing interests in pools of mortgage loans made to home owners. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. The mortgage loan pools may be assembled for sale to investors (such as the Portfolio) by governmental or private organizations. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") are backed by the full faith and credit of the U.S. government; those issued by Federal National Mortgage Associated ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") are not so backed.

  Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. The Portfolio may buy mortgage-related securities without credit enhancement if the securities meet the Portfolio's investment standards. Although the market for mortgage-related securities is becoming increasingly liquid, those of certain private organizations may not be readily marketable.

  One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing or foreclosure of the underlying properties are also paid to the holders of these securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer regardless of whether payments are actually made on the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS. ("CMOs") are the predominant type of "pay-through" mortgage-related security. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. The collateral securing the CMOs may consist of a pool of mortgages, but may also consist of mortgage-backed bonds or pass-through securities. CMOs may be issued by a U.S. government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

INVERSE FLOATING RATE COLLATERALIZED MORTGAGE OBLIGATIONS. In addition to investing in fixed rate and adjustable rate CMOs, the Portfolio may also invest in CMOs with rates that move inversely to market rates ("inverse floaters").

  An inverse floater bears an interest rate that resets in the opposite direction of the change in a specified interest rate index. As market interest rates rise, the interest rate on the inverse floater goes down, and vice versa. Inverse floaters tend to exhibit greater price volatility than fixed-rate bonds of similar maturity and credit quality. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise. Moreover, the secondary market for inverse floaters may be limited in rising interest rate environments.

ADJUSTABLE RATE MORTGAGE SECURITIES. Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (1) rates based on the yield on U.S. Treasury securities and (2) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

  ARMS may be secured by adjustable-rate mortgages or fixed-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

STRIPPED MORTGAGE SECURITIES. Stripped mortgage-related securities ("SMRS") are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities ("IOs") receiving all of the interest payments from the underlying assets, while the other class of securities, principal-only securities ("POs"), receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increase in interest rates. For this reason the Portfolio does not rely on IOs and POs as the principal means of furthering its investment objective.

MORTGAGE-RELATED SECURITIES -- SPECIAL CONSIDERATIONS. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayment of the underlying mortgages. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

  As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting the Portfolio to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rate of mortgage prepayments and earlier payment of mortgage-related securities generally tends to decline during a period of rising interest rates.

  Although the value of ARMS may not be affected by rising interest rates as much as the value of fixed-rate mortgage securities is affected by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yield on ARMS varies with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

OTHER ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

  Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

VARIABLE, FLOATING AND LEVERAGED INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

  If permitted by its investment policies, the Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

  An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value.

STRUCTURED SECURITIES. Structured securities represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations or foreign government securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

BRADY BONDS. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

  U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

                                                                       EXHIBIT A

                              REDUCED SALES CHARGES

Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Fund alone or in combination with Class A shares of other Keystone America Funds. Only Class A shares subject to an initial or deferred sales charge are eligible for inclusion in reduced sales charge programs.

  For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or Letters of Intent, the term "Purchaser" includes the following persons: an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501 (c)(3) or (13) of the Internal Revenue Code; a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code; or other organized groups of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

CONCURRENT PURCHASES
  For purposes of qualifying for a reduced sales charge, a Purchaser may combine concurrent direct purchases of Class A shares of two or more of the "Eligible Funds," as defined below. For example, if a Purchaser concurrently invested $75,000 in one of the other "Eligible Funds" and $75,000 in the Fund, the sales charge would be that applicable to a $150,000 purchase, i.e., 3.75% of the offering price, as indicated in the Sales Charge Schedule in the prospectus.

RIGHT OF ACCUMULATION
  In calculating the sales charge applicable to current purchases of the Fund's Class A shares, a Purchaser is entitled to accumulate current purchases with the current value of previously purchased Class A shares of the Fund and Class A shares of certain other eligible funds that are still held in (or exchanged for shares of and are still held in) the same or another eligible fund ("Eligible Fund(s)"). The Eligible Funds are the Keystone America Funds and Keystone Liquid Trust.

  For example, if a Purchaser held shares valued at $99,999 and purchased an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75% of the offering price as indicated in the Sales Charge schedule. EKSC must be notified at the time of purchase that the Purchaser is entitled to a reduced sales charge, which reduction will be granted subject to confirmation of the Purchaser's holdings. The Right of Accumulation may be modified or discontinued at any time.

LETTER OF INTENT
  A Purchaser may qualify for a reduced sales charge on a purchase of Class A shares of the Fund alone or in combination with purchases of Class A shares of any of the other Eligible Funds by completing the Letter of Intent section of the application. By so doing, the Purchaser agrees to invest within a thirteen-month period a specified amount which, if invested at one time, would qualify for a reduced sales charge. Each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified on the application, as described in this prospectus. The Letter of Intent does not obligate the Purchaser to purchase, nor the Fund to sell, the amount indicated.

  After the Letter of Intent is received by EKSC, each investment made will be entitled to the sales charge applicable to the level of investment indicated on the application. The Letter of Intent may be back-dated up to ninety days so that any investments made in any of the Eligible Funds during the preceding ninety-day period, valued at the Purchaser's cost, can be applied toward fulfillment of the Letter of Intent. However, there will be no refund of sales charges already paid during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount specified in the Letter of Intent. Income and capital gains distributions taken in additional shares will not apply toward completion of the Letter of Intent.

  If total purchases made pursuant to the Letter of Intent are less than the amount specified, the Purchaser will be required to remit an amount equal to the difference between the sales charge paid and the sales charge applicable to purchases actually made. Out of the initial purchase (or subsequent purchases, if necessary) 5% of the dollar amount specified on the application will be held in escrow by EKSC in the form of shares registered in the Purchaser's name. The escrowed shares will not be available for redemption, transfer or encumbrance by the Purchaser until the Letter of Intent is completed or the higher sales charge paid. All income and capital gains distributions on escrowed shares will be paid to the Purchaser or his order.

  When the minimum investment specified in the Letter of Intent is completed (either prior to or by the end of the thirteen-month period), the Purchaser will be notified and the escrowed shares will be released. If the intended investment is not completed, the Purchaser will be asked to remit to the Principal Underwriter any difference between the sales charge on the amount specified and on the amount actually attained. If the Purchaser does not within 20 days after written request by the Principal Underwriter or his dealer pay such difference in sales charge, EKSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by EKSC. Any redemptions made by the Purchaser during the thirteen-month period will be subtracted from the amount of the purchases for purposes of determining whether the Letter of Intent has been completed. In the event of a total redemption of the account prior to completion of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Purchaser.

  By signing the application, the Purchaser irre-vocably constitutes and appoints EKSC his attorney to surrender for redemption any or all escrowed shares with full power of substitution.

  The Purchaser or his dealer must inform the Principal Underwriter or EKSC that a Letter of Intent is in effect each time a purchase is made.

                    ---------------------------------------
                                KEYSTONE AMERICA
                                   FUND FAMILY

                                       ()

                                Balanced Fund II
                      Capital Preservation and Income Fund
                           Government Securities Fund
                          Intermediate Term Bond Fund
                             Strategic Income Fund
                                World Bond Fund
                              Tax Free Income Fund
                            California Tax Free Fund
                             Florida Tax Free Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                             New York Tax Free Fund
                           Pennsylvania Tax Free Fund
                             Fund for Total Return
                            Global Opportunities Fund
                      Hartwell Emerging Growth Fund, Inc.
                                   Omega Fund
                              Fund of the Americas
                     Global Resources and Development Fund
                          Small Company Growth Fund II
                    ---------------------------------------

---------------------------------
       Evergreen Keystone
[logo]       FUNDS        [logo]
---------------------------------

Evergreen Keystone Distributor, Inc.
230 Park Avenue
New York, New York 10169

WBP-P Sup. 2/97             [recycle logo]



                     ---------------------------------------
                                    KEYSTONE

                                [graphic omitted]

                                      WORLD
                                    BOND FUND

                     ---------------------------------------




                       ---------------------------------
                               Evergreen Keystone
                       [logo]        FUNDS        [logo]
                       ---------------------------------

                                 PROSPECTUS AND
                                   APPLICATION

                            KEYSTONE WORLD BOND FUND

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                           KEYSTONE WORLD BOND FUND

                     STATEMENT OF ADDITIONAL INFORMATION

                              FEBRUARY 28, 1997





      This statement of additional information is not a prospectus, but relates to, and should be read in conjunction with, the prospectus of Keystone World Bond Fund dated February 28, 1997. You may obtain a copy of the prospectus from the Fund's principal underwriter, Evergreen Keystone Distributor, Inc. or your broker-dealer. Evergreen Keystone Distributor, Inc. is located at 230 Park Avenue, New York, New York 10169.


------------------------------------------------------------------------------

                               TABLE OF CONTENTS

------------------------------------------------------------------------------



                                                                          PAGE

The Fund.....................................................................2
Service Providers............................................................2
Investment Restrictions......................................................3
Distributions and Taxes......................................................4
Valuation of Securities......................................................5
Brokerage....................................................................6
Sales Charge.................................................................8
Distribution Plans..........................................................11
Trustees and Officers.......................................................13
Investment Adviser..........................................................17
Principal Underwriter.......................................................18
Sub-administrator...........................................................19
Declaration of Trust........................................................19
Expenses....................................................................21
Standardized Total Return and Yield Quotations..............................23
Financial Statements........................................................23
Additional Information......................................................23
Appendix...................................................................A-1


------------------------------------------------------------------------------

                                   THE FUND

------------------------------------------------------------------------------

      The Fund is an open-end, diversified management investment company commonly known as a mutual fund. The Fund is authorized to issue series of shares representing portfolios of its assets. At this time, the Fund issues shares of one portfolio, the World Bond Portfolio (the "Portfolio"). The Portfolio seeks current income by investing primarily in a non-diversified portfolio consisting of debt securities denominated in United States ("U.S.") and foreign currencies. Interest income will be an important factor in securities selection, but only if consistent with management's outlook for local bond prices and currency movements. The Portfolio seeks capital appreciation as a secondary objective.

      Upon formation, the Portfolio was known as the Global Income Plus Portfolio of International Heritage Fund, which was formed as a Massachusetts business trust on September 5, 1986. On April 19, 1989, the International Heritage Fund joined the Keystone America Funds. In 1989, the Fund and the Portfolio were renamed Keystone America World Bond Fund and World Bond Portfolio, respectively. On May 1, 1995, the Fund changed its name from Keystone America World Bond Fund to its present name.

      Certain information about the Fund is contained in its prospectus. This statement of additional information provides additional information about the Fund that may be of interest to some investors.

------------------------------------------------------------------------------

                               SERVICE PROVIDERS

------------------------------------------------------------------------------


SERVICE                           PROVIDER
----------------------------      ----------------------------------------------
Investment adviser (referred      Keystone Investment Management Company, 200
to in this SAI as "Keystone")     Berkeley Street, Boston, Massachusetts 02116
                                  (Keystone is a wholly-0wned subsidiary of Keystone Investments, Inc., ("Keystone
                                  Investments")also located at 200 Berkeley
                                  Street, Boston, Massachusetts 02116)

Principal underwriter             Evergreen Keystone Distributor, Inc.
(referred to in this SAI          (formerly Evergreen Funds Distributor, Inc.),
as "EKD")                         230 Park Avenue, New York, New York 10169.

Marketing services agent and      Evergreen Keystone Investment Services, Inc.
predecessor to EKD (referred to   (formerly  Keystone Investment Distributors
in this SAI as "EKIS")            Company), 200 Berkeley Street, Boston,
                                  Massachusetts 02116

Sub-administrator(referred to     BISYS Group, Inc., 3435 Stelzer Road,
in this SAI as "BISYS")           Columbus, Ohio 43219

Transfer and dividend             Evergreen Keystone Service Company, 200
disbursing agent (referred to     Berkeley Street, Boston, Massachusetts 02116
in this SAI as "EKSC")            (EKSC is a wholly-owned subsidiary of
                                  Keystone)

Independent auditors              KPMG Peat Marwick LLP, 99 High Street, Boston,
                                  Massachusetts 02110, Certified Public
                                  Accountants

Custodian                         State Street Bank and Trust Company, 225
                                  Franklin Street, Boston, Massachusetts 02110


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                            INVESTMENT RESTRICTIONS

------------------------------------------------------------------------------

FUNDAMENTAL INVESTMENT RESTRICTIONS

      The Fund has adopted, on behalf of the Portfolio, the fundamental investment restrictions set forth below, which may not be changed without the vote of a majority of the Portfolio's outstanding shares (as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Unless otherwise stated, all references to Portfolio assets are in terms of current market value.

      A portfolio of the Fund may not do the following:

      (1) issue senior securities, except as appropriate to evidence indebtedness which the portfolio is permitted to incur pursuant to Investment Restriction (3) and except for shares of any additional series or portfolios which may be established by the Trustees;

      (2) (a) sell securities short (except by selling futures contracts or covered options), unless it owns, or by virtue of ownership of other securities has the right to obtain without additional consideration, securities identical in kind and amount to the securities sold, or (b) purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, and provided that a portfolio may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts;

      (3) borrow money, except from a bank for temporary or emergency purposes (not for leveraging or investment) and may not borrow money in an amount exceeding one-third of the value of its total assets (less liabilities other than borrowings); any borrowings that come to exceed one-third of a portfolio's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the one-third limitation; a portfolio will not purchase securities while temporary bank borrowings in excess of 5% of its total assets are outstanding;

      (4) underwrite securities issued by others, except to the extent that a portfolio may be deemed an underwriter in connection with the disposition of restricted securities;

      (5) invest in real estate or mortgages (but may invest in real estate investment trusts or companies whose business involves the purchase or sale of real estate or mortgages except real estate limited partnerships) or commodities or commodity contracts, except futures contracts and options on futures contracts, including, but not limited to, contracts for the future delivery of securities or currency, contracts based on securities indices and forward foreign currency exchange contracts;

      (6) invest 25% or more of the portfolio's total assets (taken at market value) in securities of issuers in a particular industry or group of related industries, except U.S. government securities;

      (7) make loans, except (a) through the purchase of a portion of an issue of publicly distributed debt securities in accordance with its investment objectives, policies and restrictions, and (b) by entering into (i) loan transactions and (ii) repurchase agreements with respect to portfolio securities if, as a result thereof, not more than 25% of the portfolio's total assets (taken at current value) would be subject to loan transactions;

      (8) invest in companies for the purpose of exercising control or management, provided, however, that this limitation shall not preclude a portfolio from exercising its rights as a security holder to participate in or influence decisions to be made by the security holders or management of such companies with respect to matters affecting the value of such companies' securities or the interests of the portfolio;

      (9) pledge, mortgage or hypothecate its assets, except that a portfolio may pledge not more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with Investment Restriction (3) above, and provided that a portfolio may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts;

      (10) invest in oil, gas or other mineral exploration or development programs (although a portfolio may invest in companies which own or invest in such interests);

      (11) purchase or retain the securities of any issuer, if, to the Fund's knowledge, those Trustees or directors and officers of the Fund or its investment manager or advisers, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities; and

      (12) purchase securities of any one issuer if as a result more than 10% of the outstanding voting securities of such issuer would be held by the portfolio, or invest more than 5% of the portfolio's total assets (taken at market value) in the securities of any one issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, provided that a portfolio may invest up to 25% of its total assets in securities issued or guaranteed by any single foreign government and up to 10% of its total assets in securities issued or guaranteed by any single multinational agency.



NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

      With respect to illiquid securities, the Fund intends to follow the policies of the Securities and Exchange Commission. Currently, the Fund will not invest more than 15% of its net assets in illiquid securities. Also, the Fund will treat securities as illiquid if it may not sell or dispose of the security in the ordinary course of business within seven days at approximately the value at which the Fund has valued such securities on its books.


------------------------------------------------------------------------------

                            DISTRIBUTIONS AND TAXES

------------------------------------------------------------------------------

      You will ordinarily receive distributions in shares, unless you elect before the record date to receive them as cash. Unless the Fund receives instructions to the contrary, it will assume that you wish to receive that distribution and future gains and income distributions in shares. Your instructions continue in effect until changed in writing. If you have not opted to receive cash, the Fund will determine the number of shares that you should receive based on its net asset value per share as computed at the close of business on the ex-dividend date after adjustment for the distribution. The Fund will mail your account statement and/or check to you within seven days after it pays the distribution.

      Capital gains distributions that reduce the net asset value of your shares below your cost are, to the extent of the reduction, a return of your investment. Since distributions of capital gains depend upon profits realized from the sale of the Fund's portfolio securities, they may or may not occur.

      Distributions are taxable whether you receive them in cash or additional shares. Long-term capital gains distributions are taxable as such regardless of
(1) how long you have held the shares or (2) whether you receive them in cash or in additional shares. If, however, you hold the Fund's shares for less than six months and redeem them at a loss, you will recognize a long-term capital loss to the extent of the long-term capital gain distribution received in connection with such shares. The Fund intends to distribute only such net capital gains and income as it has predetermined, to the best of its ability, to be taxable as ordinary income. Since the Fund's income distributions are largely derived from interest on bonds and thus are not to any significant degree eligible in whole or in part for the corporate 70% dividends received deduction. Distributions designated by the Fund as capital gains are not eligible for the corporate 70% dividends received deduction

      The Fund will advise you annually as to the federal income tax status of your distributions. These comments relating to the taxation of dividends and distributions paid on the Fund's shares relate solely to federal income taxation. Your dividends and distributions may also be subject to state and local taxes.



      If more than 50% of the value of the Portfolio's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to the Portfolio's shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Portfolio's investments. The shareholder will be entitled, however, to take his share of the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat his share of the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the above described tax credit and deductions are subject to certain limitations.


------------------------------------------------------------------------------

                            VALUATION OF SECURITIES

------------------------------------------------------------------------------

      Current values for the Portfolio's securities are determined as follows:

      (1) Common stock, preferred stock and other equity securities listed on the New York Stock Exchange (the "Exchange") are valued on the basis of the last sale price on the Exchange. In the absence of any sales, such securities are valued at the mean between the closing asked price and the closing bid price.

      (2) Common stock, preferred stock and other equity securities listed on other U.S. or foreign exchanges will be valued as described in (1) above using quotations on the exchange on which the security is most extensively traded.

      (3) Common stock, preferred stock and other equity securities unlisted and quoted on the National Market System ("NMS") are valued at the last sale price, provided a sale has occurred. In the absence of any sales, such securities are valued at the high or "inside" bid, which is the bid supplied by the National Association of Securities Dealers, Inc. ("NASD") on its NASDAQ system for securities traded in the over-the-counter market.

      (4) Common stock, preferred stock and other equity securities quoted on the NASDAQ system, but not listed on NMS, are valued at the high or "inside" bid.

      (5) Common stock, preferred stock and other equity securities not listed and not quoted on the NASDAQ System and for which over-the-counter market quotations are readily available are valued at the mean between the current bid and asked prices for such securities.

      (6) Non-U.S. common stock, preferred stock and other equity securities not listed or listed and subject to restrictions on sale are valued at prices supplied by a dealer selected by Keystone.

      (7) Bonds, debentures and other debt securities, whether or not listed on any national securities exchange, are valued at a price supplied by a pricing service or a bond dealer selected by Keystone.

      (8) Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Where market quotations are not available, such instruments are valued at fair value as determined by the Fund's Board of Trustees.

      (9) Short-term investments maturing in sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

      (10) Short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

      (11) Options, futures contracts and options on futures listed or traded on a national securities exchange are valued at the last sale price on such exchange prior to the time of determining net asset value or, if no sale is reported, are valued at the mean between the most recent bid and asked prices.

      (12) Forward currency contracts are valued at their last sales price as reported by a pricing service, and, in the absence of a report, at a value determined on the basis of the underlying currency at prevailing exchange rates.

      (13) Securities subject to restrictions on resale are valued at fair value at least monthly by a pricing service under the direction of the Fund's Board of Trustees.

      (14) All other assets are valued at fair market value as determined by or under the direction of the Fund's Board of Trustees.


------------------------------------------------------------------------------

                                   BROKERAGE

------------------------------------------------------------------------------

SELECTION OF BROKERS

      In effecting transactions in portfolio securities for the Fund, Keystone seeks the best execution of orders at the most favorable prices. Keystone determines whether a broker has provided the Fund with best execution and price in the execution of a securities transaction by evaluating, among other things:

      1.    overall direct net economic result to the Fund,
      2.    the efficiency with which they effect the transaction,
      3. the broker's ability to effect the transaction where a large block is involved,
      4. the broker's readiness to execute potentially difficult transactions in the future,
      5.    the financial strength and stability of the broker, and
      6. the receipt of research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information ("research services").

      The Fund's management weighs these considerations in determining the overall reasonableness of the brokerage commissions paid.

      The Fund considers the receipt of research services by the Fund or Keystone to be in addition to, and not instead of, the services Keystone is required to perform under the Advisory Agreement (as defined below). Keystone believes that it cannot determine or practically allocate the cost, value and specific application of such research services between the Fund and its other clients, who may indirectly benefit from the availability of such services. Similarly, the Fund may indirectly benefit from information made available from transactions effected for Keystone's other clients. The Advisory Agreement also permits Keystone to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934; if Keystone does so on a basis that is fair and equitable to the Fund.

      Neither the Fund nor Keystone intends on placing securities transactions with any particular broker-dealer. The Fund's Board of Trustees has determined, however, that the Fund may consider sales of Fund shares when selecting of broker-dealers to execute portfolio transactions, subject to the requirements of best execution described above.


BROKERAGE COMMISSIONS

      The Fund expects to purchase and sell its securities and temporary instruments through principal transactions. The Fund normally purchases bonds and money market instruments directly from the issuer or from an underwriter or market maker for the securities. In general, the Fund will not pay brokerage commissions for such purchases. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.


GENERAL BROKERAGE POLICIES

      Keystone makes investment decisions for the Fund independently from those of its other clients. It may frequently develop, however, that Keystone will make the same investment decision for more than one client. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more of its clients are engaged in the purchase or sale of the same security, Keystone will allocate the transactions according to a formula that is equitable to each of its clients. Although, in some cases, this system could have a detrimental effect on the price or volume of the Fund's securities, the Fund believes that in other cases its ability to participate in volume transactions will produce better executions. In order to take advantage of the availability of lower purchase prices, the Fund may occasionally participate in group bidding for the direct purchase from an issuer of certain securities.

      The Fund does not purchase portfolio securities from or sell portfolio securities to Keystone, EKD, or any of their affiliated persons, as defined in the 1940 Act.

      The Board of Trustees periodically reviews the Fund's brokerage policy. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the Board of Trustees may change, modify or eliminate any of the foregoing practices.


------------------------------------------------------------------------------

                                 SALES CHARGE

------------------------------------------------------------------------------

      The Fund three offers classes of shares that differ primarily with respect to sales charges and distribution fees. As described below, depending upon the class of shares that you purchase, the Fund will impose a sales charge when you purchase Fund shares, a contingent deferred sales charge (a "CDSC") when you redeem Fund shares or no sales charges at all. The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plans"). If imposed, the Fund deducts CDSCs from the redemption proceeds you would otherwise receive. CDSCs attributable to your shares are, to the extent permitted by the NASD, paid to EKD or its predecessor. See the prospectus for additional information on a particular class.


CLASS DISTINCTIONS


CLASS A SHARES

      With certain exceptions, when you purchase Class A shares after January 1, 1997, you will pay a maximum sales charge of 4.75%, payable at the time of purchase. (The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases.) If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase and the 12-month period following the month of your purchase. See "Calculation of Contingent Deferred Sales Charge" below.



CLASS B SHARES

      The Fund offers Class B shares at net asset value (without an initial sales charge). With respect to Class B shares purchased after January 1, 1997, the Fund charges a CDSC on shares redeemed as follows:


      REDEMPTION TIMING                                  CDSC RATE
      Month of purchase and the first twelve-month
         period following the month of purchase..............5.00%
      Second twelve-month
         period following the month of purchase..............4.00%
      Third twelve-month
         period following the month of purchase..............3.00%
      Fourth twelve-month
         period following the month of purchase..............3.00%
      Fifth twelve-month
         period following the month of purchase..............2.00%
      Sixth twelve-month
         period following the month of purchase..............1.00%
      Thereafter.............................................0.00%


      Class B shares purchased after January 1, 1997, that have been outstanding for seven years after the month of purchase, will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Keystone Service Company (formerly Keystone Investor Resource Center, Inc.) ("EKSC") the Fund's transfer and dividend disbursing agent.) See "Calculation of Contingent Deferred Sales Charge" below.


CLASS C SHARES

      Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Underwriter. The Fund offers Class C shares at net asset value (without an initial sales charge). With certain exceptions, however, the Fund will charge a CDSC of 1.00%, if you redeem shares purchased after January 1, 1997, during the month of your purchase and the 12-month period following the month of your purchase. See "Calculation of Contingent Deferred Sales Charge" below.



CALCULATION OF CONTINGENT DEFERRED SALES CHARGE

      Any CDSC imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net cost of such shares. Upon request for redemption, the Fund will redeem shares not subject to the CDSC first. Thereafter, the Fund will redeem shares held the longest first.


SHARES THAT ARE NOT SUBJECT TO A SALES CHARGE OR CDSC

EXCHANGES

      The Fund does not charge a CDSC when you exchange your shares for the shares of the same class of another Keystone America Fund. However, if you are exchanging shares that are still subject to a CDSC, the CDSC will carry over to the shares you acquire by the exchange. Moreover, the Fund will compute any future CDSC based upon the date you originally purchased the shares you tendered for exchange.


WAIVER OF SALES CHARGES

      The Fund may sell its shares at net asset value without an initial sales charge to:

1.    purchases of shares in the amount of $1 million or more;

2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

3. institutional investors, which may include bank trust departments and registered investment advisers;

4. investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

5. clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased;

6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer;

7. employees of First Union National Bank of North Carolina ("FUNB") and its affiliates, EKD and any broker-dealer with whom EKD has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees, will be at net asset value without the imposition of a front-end sales charge.

8. certain Directors, Trustees, officers employees of the Fund, Keystone, EKD or their affiliates and to the immediate families of such persons; or

9. a bank or trust company in a single account in the name of such bank or trust company as trustee if the initial investment in shares of the Fund or any fund in the Keystone Investments Families of Funds purchased pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

      With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that he or she is buying the shares for investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. In addition, the Fund will not charge a CDSC on redemptions by such purchasers.



WAIVER OF CDSCS

      With respect to shares purchased after January 1, 1997, the Fund does not impose a CDSC when the shares you are redeeming represent:

1. an increase in the value of the shares you redeem above the net cost of such shares;

2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

3. shares that are in the accounts of a shareholder who has died or become disabled;

4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

5. automatic withdrawals from the ERISA plan of a shareholder who is a least 59 1/2 years old;

6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

7. automatic withdrawals under an Systematic Income Plan of up to 1.0% per month of your initial account balance;

8.    withdrawals consisting of loan proceeds to a retirement plan participant;

9.    financial hardship withdrawals made by a retirement plan participant;

10. withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).


------------------------------------------------------------------------------

                              DISTRIBUTION PLANS

------------------------------------------------------------------------------

      Rule 12b-1 under the 1940 Act permits investment companies, such as the Fund, to use their assets to bear expenses of distributing their shares if they comply with various conditions, including adoption of a distribution plan containing certain provisions set forth in Rule 12b-1 (a "Distribution Plan").

      The Fund's Class A, B, and C Distribution Plans have been approved by the Fund's Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the Distribution Plans or any agreement related thereto (the "Independent Trustees").

      The NASD limits the amount that the Fund may pay annually in distribution costs for sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1.00% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amounts (less any CDSCs paid by shareholders to EKD) remaining unpaid from time to time.



CLASS A DISTRIBUTION PLAN

      The Class A Distribution Plan provides that the Fund may expend daily amounts at an annual rate, which is currently limited to 0.25% of the Fund's average daily net asset value attributable to Class A shares, to finance any activity that is primarily intended to result in the sale of Class A shares, including, without limitation, expenditures consisting of payments to EKD of the Fund to enable EKD to pay or to have paid to others who sell Class A shares a service or other fee, at any such intervals as EKD may determine, in respect of Class A shares maintained by any such recipient and outstanding on the books of the Fund for specified periods.

      Amounts paid by the Fund under the Class A Distribution Plan are currently used to pay others, such as broker-dealers, service fees at an annual rate of up to 0.25% of the average net asset value of Class A shares maintained by such others and outstanding on the books of the Fund for specified periods.


CLASS B DISTRIBUTION PLANS

      The Class B Distribution Plans provide that the Fund may expend daily amounts at an annual rate of up to 1.00% of the Fund's average daily net asset value attributable to Class B shares to finance any activity that is primarily intended to result in the sale of Class B shares, including, without limitation, expenditures consisting of payments to EKD and/or its predecessor. Payments are made to the Principal Underwriter (1) to enable EKD to pay to others (broker-dealers) commissions in respect of Class B shares sold since inception of a Distribution Plan; (2) to enable EKD to pay or to have paid to others a service fee, at such intervals as EKD may determine, in respect of Class B shares maintained by any such recipient and outstanding on the books of the Fund for specified periods; and (3) as interest.

      EKD generally reallows to broker-dealers or others a commission equal to 4.00% of the price paid for each Class B share sold. The broker-dealer or other party may also receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B share maintained by the recipient and outstanding on the books of the Fund for specified periods.

      EKD intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plans that exceed current annual payments permitted to be received by EKD from the Fund ("Advances"). EKD intends to seek full reimbursement of such Advances from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within the permitted limits. If the Fund's Independent Trustees authorize such reimbursements of Advances, the effect would be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by the Class B Distribution Plans.

      In connection with financing its distribution costs, including commission advances to broker-dealers and others, EKIS, the predecessor to EKD sold to a financial institution substantially all of its 12b-1 fee collection rights and CDSC collection rights in respect of Class B shares sold during the period beginning with the Fund's initial public offering through November 30, 1996. The Fund has agreed not to reduce the rate of payment of 12b-1 fees in respect of such Class B shares unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plans, the Fund may be subject to adverse distribution consequences.

      The financing of payments made by EKD to compensate broker-dealers or other persons for distributing shares of the Fund will be provided by FUNB or its affiliates.


CLASS C DISTRIBUTION PLAN

      The Class C Distribution Plan provides that the Fund may expend daily amounts at an annual rate of up to 1.00% of the Fund's average daily net asset value attributable to Class C shares to finance any activity that is primarily intended to result in the sale of Class C shares, including, without limitation, expenditures consisting of payments to EKD and/or its predecessor. Payments are made to (1) to enable EKD to pay to others (broker-dealers) commissions in respect of Class C shares sold since inception of the Distribution Plan; (2) to enable EKD to pay or to have paid to others a service fee, at such intervals as EKD may determine, in respect of Class C shares maintained by any such recipient and outstanding on the books of the Fund for specified periods; and (3) as interest.

      EKD generally reallows to broker-dealers or others a commission in the amount of 0.75% of the price paid for each Class C share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold. Beginning approximately fifteen months after purchase, broker-dealers or others receive a commission at an annual rate of 0.75% (subject to NASD rules) plus service fees at the annual rate of 0.25%, respectively, of the average daily net asset value of each Class C share maintained by the recipient and outstanding on the books of the Fund for specified periods.


DISTRIBUTION PLANS - GENERAL

      The total amounts paid by the Fund under the foregoing arrangements may not exceed the maximum Distribution Plan limits specified above. The amounts and purposes of expenditures under a Distribution Plan must be reported to the Independent Trustees quarterly. The Independent Trustees may require or approve changes in the implementation or operation of a Distribution Plan, and may also require that total expenditures by the Fund under a Distribution Plan be kept within limits lower than the maximum amount permitted by such Distribution Plan as stated above.

      Each of the Distribution Plans may be terminated at any time by a vote of the Independent Trustees, or by vote of a majority of the outstanding voting shares of the respective class of Fund shares. If the Class B Distribution Plan is terminated, EKD and EKIS will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of Advances.

      Any change in a Distribution Plan that would materially increase the distribution expenses of the Fund provided for in a Distribution Plan requires shareholder approval. Otherwise, a Distribution Plan may be amended by votes of the majority of both (1) the Fund's Trustees and (2) the Independent Trustees cast in person at a meeting called for the purpose of voting on each amendment.

      While a Distribution Plan is in effect, the Fund will be required to commit the selection and nomination of candidates for Independent Trustees to the discretion of the Independent Trustees.

      The Independent Trustees of the Fund have determined that the sales of the Fund's shares resulting from payments under the Distribution Plans have benefited the Fund.


------------------------------------------------------------------------------

                             TRUSTEES AND OFFICERS

------------------------------------------------------------------------------

      Trustees and officers of the Fund, their principal occupations and some of their affiliations over the last five years are as follows:



FREDERICK AMLING:          Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Professor, Finance De partment, George Washington
                           University; President, Amling & Company (investment advice); and former Member, Board of Advis ers, Credito Emilano (banking).

LAURENCE B. ASHKIN:        Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Trustee of all the Evergreen funds other than Evergreen Investment Trust; real estate developer and construction consultant; and President of Centrum
                           Equities and Centrum Properties, Inc.

CHARLES A. AUSTIN III:     Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Investment Counselor to Appleton Partners, Inc.; and former Managing Director, Seaward Management
                           Corporation (investment advice).

FOSTER BAM:                Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Trustee of all the Evergreen funds other than Evergreen Investment Trust; Partner in the law firm of Cummings & Lockwood; Director, Symmetrix, Inc.
                           (sulphur company) and Pet Practice, Inc. (veterinary services); and former Director, Chartwell Group Ltd.
                           (Manufacturer of office furnishings and accessories), Waste Disposal Equipment Acquisition Corporation and
                           Rehabilitation Corporation of America (rehabilitation hospitals).

*GEORGE S. BISSELL:        Chairman of the Board, Chief Executive Officer and
                           Trustee of the Fund; Chairman of the Board, Chief
                           Executive Officer and Trustee or Director of all other funds in the Keystone Investments Families of Funds; Chairman of the Board and Trustee of Anatolia
                           College; Trustee of University Hospital (and Chairman of its Investment Committee); former Director and Chairman of the Board of Hartwell Keystone; and former Chairman of the Board, Director and Chief
                           Executive Officer of Keystone Investments.

EDWIN D. CAMPBELL:         Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Principal, Padanaram Associates, Inc.; and former
                           Executive Director, Coalition of Essen tial Schools,
                           Brown University.

CHARLES F. CHAPIN:         Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           and former Director, Peoples Bank (Charlotte, NC).

K. DUN GIFFORD:            Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Trustee, Treasurer and Chairman of the Finance
                           Committee, Cambridge College; Chairman Emeritus and
                           Director, American Institute of Food and Wine;
                           Chairman and President, Oldways Preservation and
                           Exchange Trust (education); former Chairman of the
                           Board, Director, and Executive Vice President, The
                           London Harness Company; former Managing Partner,
                           Roscommon Capital Corp.; former Chief Executive
                           Officer, Gifford Gifts of Fine Foods; former
                           Chairman, Gifford, Drescher & Associates
                           (environmental consulting); and former Director,
                           Keystone Investments and Keystone.

JAMES S. HOWELL:           Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Chairman and Trustee of the Evergreen funds; former
                           Chairman of the Distribution Foundation for the Carolinas; and former Vice President of Lance Inc.
                           (food manufacturing).

LEROY KEITH, JR.:          Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Chairman of the Board and Chief Executive Officer,
                           Carson Products Company; Director of Phoenix Total
                           Return Fund and Equifax, Inc.; Trustee of Phoenix
                           Series Fund, Phoenix Multi-Portfolio Fund, and The
                           Phoenix Big Edge Series Fund; and former President,
                           Morehouse College.

F. RAY KEYSER, JR.:        Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Chairman and Of Counsel, Keyser, Crowley & Meub,
                           P.C.; Member, Governor's (VT) Council of Economic
                           Advisers; Chairman of the Board and Director, Central
                           Vermont Public Service Corporation and Lahey
                           Hitchcock Clinic; Director, Vermont Yankee Nuclear
                           Power Corporation, Grand Trunk Corporation, Grand
                           Trunk Western Railroad, Union Mutual Fire Insurance
                           Company, New England Guaranty Insurance Company,
                           Inc., and the Investment Company Institute; former
                           Director and President, Associated Industries of
                           Vermont; former Director of Keystone, Central Vermont
                           Railway, Inc., S.K.I. Ltd., and Arrow Financial
                           Corp.; and former Director and Chairman of the Board, Proctor Bank and Green Mountain Bank.

GERALD M. MCDONELL:        Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Trustee of the Evergreen funds; and Sales
                           Representative with Nucor-Yamoto, Inc. (Steel producer).

THOMAS L. MCVERRY:         Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Trustee of the Evergreen funds; former Vice President and Director of Rexham Corporation; and former
                           Director of Carolina Cooperative Federal Credit
                           Union.



*WILLIAM WALT PETTIT:      Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Trustee of the Evergreen funds; and Partner in the law firm of Holcomb and Pettit, P.A.

DAVID M. RICHARDSON:       Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Vice Chair and former Executive Vice President, DHR
                           International, Inc. (executive recruitment); former
                           Senior Vice President, Boyden International Inc.
                           (executive recruitment); and Director, Commerce and Industry Association of New Jersey, 411
                           International, Inc., and J&M Cumming Paper Co.

RUSSELL A. SALTON, III MD: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Families of Funds; Trustee of the Evergreen funds; Medical Director, U.S. Health Care/Aetna Health Services; and former Managed Health Care Consultant; former President, Primary Physician Care.

MICHAEL S. SCOFIELD:       Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Trustee of the Evergreen funds; and Attorney, Law
                           Offices of Michael S. Scofield.

RICHARD J. SHIMA:          Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Chairman, Environmental Warranty, Inc. (Insurance agency); Executive Consultant, Drake Beam Morin, Inc.
                           (executive outplacement); Director of Connecticut
                           Natural Gas Corporation, Hartford Hospital, Old State
                           House Association, Middlesex Mutual Assurance
                           Company, and Enhance Financial Services, Inc.;
                           Chairman, Board of Trustees, Hartford Graduate
                           Center; Trustee, Greater Hartford YMCA; former
                           Director, Vice Chairman and Chief Investment Officer,
                           The Travelers Corporation; former Trustee,
                           Kingswood-Oxford School; and former Managing Director and Consultant, Russell Miller, Inc.

*ANDREW J. SIMONS:         Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Partner, Farrell, Fritz, Caemmerer, Cleary, Barnosky
                           & Armentano, P.C.; Adjunct Professor of Law and former Associate Dean, St. John's University School of Law; Adjunct Professor of Law, Touro College
                           School of Law; and former President, Nassau County
                           Bar Association.



JOHN J. PILEGGI:           President and Treasurer of the Fund; President and
                           Treasurer of all other funds in the Keystone
                           Investments Families of Funds; President and
                           Treasurer of the Evergreen funds; Senior Managing
                           Director, Furman Selz LLC since 1992; Managing
                           Director from 1984 to 1992; 230 Park Avenue, Suite
                           910, New York, NY.

GEORGE O. MARTINEZ:        Secretary of the Fund; Secretary of all other funds
                           in the Keystone Investments Families of Funds; Senior
                           Vice President and Director of Administration and
                           Regulatory Services, BISYS Fund Services, 3435
                           Stelzer Road, Columbus, Ohio.

* This Trustee may be considered an "interested person" of the Fund within the meaning of the 1940 Act.

      Mr. Bissell is deemed an "interested person" of the Fund by virtue of his ownership of stock of First Union Corporation ("First Union"), of which Keystone is an indirect wholly-owned subsidiary. See "Investment Adviser." Mr. Pettit and Mr. Simons may each be deemed an "interested person" as a result of certain legal services rendered to a subsidiary of First Union by their respective law firms, Holcomb and Pettit, P.A. and Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C. As of the date hereof, Mr. Pettit and Mr. Simons are each applying for an exemption from the SEC which would allow them to retain their status as an Independent Trustee.

      All of the officers of the Fund are officers and/or employees of BISYS Fund Services ("BISYS"), 3435 Stelzer Road, Columbus, Ohio.. See
"Sub-administrator."

      During the fiscal year ended October 31, 1995, no Trustee affiliated with Keystone or any officer received any direct remuneration from the Fund. During the same period, the unaffiliated Trustees, as a group, received $12,419 for expenses incurred. Annual retainers and meeting fees paid by all funds in the Keystone Investments Families of Funds (which includes more than thirty mutual funds) for the calendar year ended December 31, 1995 totaled approximately $450,716. As of November 30, 1995, the Trustees and officers beneficially owned less than 1.0% of the Fund's then outstanding Class A, Class B and Class C shares, respectively.

      Except as set forth above, the address of all of the Fund's Trustees and officers and the address of the Fund is 200 Berkeley Street, Boston, Massachusetts 02116-5034.


------------------------------------------------------------------------------

                              INVESTMENT ADVISER

------------------------------------------------------------------------------

      Subject to the general supervision of the Fund's Board of Trustees, Keystone provides investment advise, management and administrative services to the Fund.

      On December 11, 1996, the predecessor corporation to Keystone Investments and indirectly each subsidiary of Keystone Investments, including Keystone, were acquired (the "Acquisition") by FUNB, a wholly-owned subsidiary of First Union. The predecessor corporation to Keystone Investments was acquired by FUNB by merger into a wholly-owned subsidiary of FUNB, which entity then succeeded to the business of the predecessor corporation. Contemporaneously with the Acquisition, the Fund entered into a new investment advisory agreement with Keystone and into a principal underwriting agreement with EKD, a wholly-owned subsidiary of BISYS. The new investment advisory agreement (the "Advisory Agreement") was approved by the shareholders of the Fund on December 9, 1996, and became effective on December 11, 1996.

      Keystone Investments and each of its subsidiaries, including Keystone, are now indirectly owned by First Union. First Union is headquartered in Charlotte, North Carolina, and had $133.9 billion in consolidated assets as of September 30, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. The Capital Management Group of FUNB, together with Lieber & Company and Evergreen Asset Management Corp., wholly-owned subsidiaries of FUNB, manage or otherwise oversee the investment of over $50 billion in assets belonging to a wide range of clients, including the Evergreen Family of Funds.

      Pursuant to the Advisory Agreement and subject to the supervision of the Fund's Board of Trustees, Keystone furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Portfolio's assets. Keystone pays for all of the expenses incurred in connection with the provision of its services.

      The Fund pays for all charges and expenses, other than those specifically referred to as being borne by Keystone, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes;(7) costs and expenses under the Distribution Plan; (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates;(10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees of the Fund on matters relating to the Fund; and (14) charges and expenses of filing annual and other reports with the SEC and other authorities, and all extraordinary charges and expenses of the Fund.

      The Fund pays Keystone a fee for its services at the annual rate of:



                                                           Aggregate Net Asset
Management                                                 Value of the Shares
Fee                                 Income                    of the Portfolio
------------------------------------------------------------------------------

                                1.5% of Gross
                                 Income Plus
0.50% of the first                                        $  500,000,000, plus
0.45% of the next                                         $  500,000,000, plus
0.40% of amounts over                                     $1,000,000,000.


Keystone's fee is computed as of the close of business each business day and payable daily.

      Under the Advisory Agreement, any liability of Keystone in connection with rendering services thereunder is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

      The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Fund or by a vote of a majority of the Fund's outstanding shares (as defined in the 1940 Act). In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.


------------------------------------------------------------------------------

                             PRINCIPAL UNDERWRITER

------------------------------------------------------------------------------

      The Fund has entered into Principal Underwriting Agreements (each an "Underwriting Agreement") with EKD with respect to each class. EKD, which is not affiliated with First Union, replaces EKIS as the Fund's principal underwriter. EKIS may no longer act as principal underwriter of the Fund due to regulatory restrictions imposed by the Glass-Steagall Act upon national banks such as FUNB and their affiliates, that prohibit such entities from acting as the underwriters of mutual fund shares. While EKIS may no longer act as principal underwriter of the Fund as discussed above, EKIS may continue to receive compensation from the Fund or EKD in respect of underwriting and distribution services performed prior to the termination of EKIS as principal underwriter. In addition, EKIS may also be compensated by EKD for the provision of certain marketing support services to EKD at an annual rate of up to .75% of the average daily net assets of the Fund, subject to certain restrictions.

      EKD, as agent, has agreed to use its best efforts to find purchasers for the shares. EKD may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreements provide that EKD will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it. EKD or EKIS, its predecessor, may receive payments from the Fund pursuant to the Fund's Distribution Plans.

      All subscriptions and sales of shares by EKD are at the public offering price of the shares, which is determined in accordance with the provisions of the Fund's Declaration of Trust, By-Laws, current prospectuses and statement of additional information. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreements, the Fund is not liable to anyone for failure to accept any order.

      The Fund has agreed under the Underwriting Agreements to pay all expenses in connection with the registration of its shares with the SEC and auditing and filing fees in connection with the registration of its shares under the various state "blue-sky" laws.

      EKD has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EKD has also agreed that it will indemnify and hold harmless the Fund and each person who has been, is, or may be a Trustee or officer of the Fund against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EKD or any other person for whose acts EKD is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Fund.

      Each Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Fund's Independent Trustees, and (ii) by vote of a majority of the Fund's Trustees, in each case, cast in person at a meeting called for that purpose.

      Each Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. Each Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

      From time to time, if, in EKD's judgment, it could benefit the sales of Fund shares, EKD may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and Fund data files.


------------------------------------------------------------------------------

                               SUB-ADMINISTRATOR

------------------------------------------------------------------------------

      BISYS provides officers and certain administrative services to the Fund pursuant to a sub-administration agreement. For its services under that agreement BISYS will receive from Keystone an annual fee at the maximum annual rate of .01% of the average daily net assets of the Fund.

------------------------------------------------------------------------------

                             DECLARATION OF TRUST

------------------------------------------------------------------------------

MASSACHUSETTS BUSINESS TRUST

      The Fund is organized as a Massachusetts business trust. Under its Declaration of Trust, the Fund is authorized to issue more than one series (portfolio) and may divide any series into more than one class of shares. The Portfolio is currently the only series the Fund issues and the Portfolio currently issues three classes of shares. The Fund is the successor to International Heritage Fund, which was organized as a Massachusetts business trust on September 5, 1986, and Keystone America Global Income Fund, which was formed on April 19, 1989. The Fund is similar in most respects to a business corporation. The principal distinction between the Fund and a corporation relates to shareholder liability as described below. A copy of the Declaration of Trust is filed as an exhibit to the Fund's Registration Statement, of which this statement of additional information is a part. This summary is qualified in its entirety by reference to the Declaration of Trust. On July 27, 1993, the Fund's shareholders approved a restatement of the entire Declaration of Trust (the "Restatement"). The purpose of the Restatement is to authorize the issuance of additional classes of shares. The Restatement also omits provisions which are reiterations of statutes, rules and regulations or which are otherwise unnecessary and expands certain provisions for clarification or ease of administration.


DESCRIPTION OF SHARES

      The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of classes of shares, each of which represents an equal proportionate interest in the Fund with each other share of that class. Shares are entitled upon liquidation of the Fund to a pro rata share of the Fund based on the relative net assets of each class. Shareholders have no preemptive or conversion rights. Shares are redeemable, transferable and freely assignable as collateral. Shareholders representing 10% or more of the Fund may, as set forth in the Declaration of Trust, call meetings for any purpose, including the purpose of voting on removal of one or more Trustees.


SHAREHOLDER LIABILITY

      Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Fund were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because (1) the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Fund; (2) requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees; and (3) the Declaration of Trust provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund will, upon request, assume the defense of any claim made against any shareholder of the Fund for any act or obligation of the Fund and satisfy any judgment thereon from the assets of the Fund.


VOTING RIGHTS

      Under the terms of the Declaration of Trust, the Fund does not hold annual meetings. However, at meetings called for the initial election of Trustees or to consider other matters, shares are entitled to one vote per share. Classes of shares of the Fund have equal voting rights except that each class of shares has exclusive voting rights with respect to its respective Distribution Plan. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining 50% or less of the shares voting will not be able to elect any Trustees.

      After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.

      Except as set forth above, the Trustees shall continue to hold office indefinitely, unless otherwise required by law, and may appoint successor Trustees. A Trustee may be removed from or cease to hold office (as the case may be) (1) at any time by two-thirds vote of the remaining Trustees; (2) when such Trustee becomes mentally or physically incapacitated; or (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares. Any Trustee may voluntarily resign from office.


LIMITATION OF TRUSTEES' LIABILITY

      The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person; provided, however, that nothing in the Declaration of Trust shall protect a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

      The Trustees have absolute and exclusive control over the management and disposition of all assets of the Fund and may perform such acts as in their sole judgment and discretion are necessary and proper for conducting the business and affairs of the Fund or promoting the interests of the Fund and the shareholders.


------------------------------------------------------------------------------

                                   EXPENSES

------------------------------------------------------------------------------

INVESTMENT ADVISORY FEES

      For each of the Fund's last three fiscal years, the table below lists the total dollar amounts paid by the Fund to Keystone for services rendered under the Advisory Agreement. For more information, see "Investment Adviser."


                      Fee Paid to Keystone for
Fiscal Period         Services Rendered under the      Percentage of Fund
Ended October 31,     Advisory Agreement               Average Net Assets
-----------------     ---------------------------      ------------------------
1996
1995                  $93,806                          0.65%
1994                  $61,697                          0.64%


DISTRIBUTION PLAN EXPENSES

      Listed below are the amounts paid by each class of shares under its respective Distribution Plan to the Principal Underwriter for the fiscal year ended October 31, 1996. For more information, see "Distribution Plans."


                 Class B Shares Sold     Class B Shares Sold on
Class A Shares   Prior to June 1, 1995   or after June 1, 1995    Class C Shares
---------------  --------------------    ----------------------   --------------



UNDERWRITING COMMISSIONS

      For each of the Fund's last three fiscal years, the table below lists the aggregate dollar amounts of underwriting commissions (front-end sales charges, plus distribution fees, plus CDSCs) paid with respect to the public distribution of the Fund's shares. The table also indicates the aggregate dollar amount of underwriting commissions retained by the Principal Underwriter. For more information, see "Principal Underwriter" and "Sales Charges."


                                                      Aggregate Dollar Amount of
                                                      Underwriting Commissions
Fiscal Year Ended     Aggregate Dollar Amount of      Retained by the Principal
October  31,          Underwriting Commissions        Underwriter
------------------    ----------------------------    --------------------------
1996                  $                               $
1995                  $                               $
1994                  $                               $


BROKERAGE COMMISSIONS


For the Fiscal Period  Aggregate Dollar Amount of
Ended October 31,      Brokerage Commissions Paid
-------------------    ----------------------------
1996
1995                   $6,695
1994                   $9,000


------------------------------------------------------------------------------

                STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS

------------------------------------------------------------------------------

      Total return quotations for a class of shares of a Portfolio of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. All dividends and distributions are added to the initial investment, the maximum sales load deducted and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

      The Portfolio's Class A total return for the one and five year periods ended October 31, 1996 were ______% and _____%, respectively (including any applicable sales charge). The Portfolio's Class A total return for the period January 9, 1987 (commencement of operations) to October 31, 1996 was _____% (including any applicable sales charge). The Portfolio's Class A compounded average rate of return for the period January 9, 1987 (commencement of operations) to October 31, 1996 was ____% (including any applicable sales charge). The Portfolio's Class A compounded average rate of return for the five year period ended October 31, 1996 was ____% (including any applicable sales charge). The total returns for Class B and Class C of the Portfolio for the period August 2, 1993 (date of initial public offering) through October 31, 1996 were ____% and ____%, respectively (including any applicable sales charge). The total return figures do not reflect expense subsidizations by International Heritage Corp. or Keystone, the Portfolio's advisers during these periods. Effective April 19, 1989, Keystone became investment adviser to the Portfolio. Total return figures are included for historical purposes.


--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

      The following financial statements of the Fund are incorporated by reference herein from the Fund's Annual Report, as filed with the SEC:

         Schedule of Investments as of October  31, 1995;

         Financial Highlights for the year ended October 31, 1995, the period from January 1, 1994 to October 31, 1994, each of the years in the six-year period ended December 31, 1993, and the period from January 9, 1987 to December 31, 1987 for Class A shares;

         Financial Highlights for the year ended October 31, 1995, the period from January 1, 1994 to October 31, 1994, and the period from August 21, 1993 to Dewcember 31, 1993 for Class B and C shares;

         Statement of Assets and Liabilities as of October 31, 1995;

         Statement of Operations for the year ended October 31, 1995;

         Statements of Changes in Net Assets for the year ended October 31, 1995 and the period January 1, 1994 to October 31, 1994;

         Notes to Financial Statements; and

         Independent Auditors' Report dated December 8, 1995.

      The following financial statements of the Fund are incorporated by reference herein from the Fund's Semi-Annual Report, as filed with the SEC:

         Schedule of Investments as of April 30, 1996 (unaudited);

         Financial Highlights for the six-month period ended April 30, 1996 (unaudited), the year ended October 31, 1995, the period from January 1, 1994 to October 31, 1994, each of the years in the six-year period ended December 31, 1993, and the period from January 9, 1987 to December 31, 1987 for Class A shares;

         Financial Highlights for the six-month period ended April 30, 1996 (unaudited) year ended October 31, 1995, the period from January 1, 1994 to October 31, 1994, and the period from August 21, 1993 to Dewcember 31, 1993 for Class B and C shares;

         Statement of Assets and Liabilities as of April 30, 1996 (unaudited);

         Statement of Operations for the six months ended April 30, 1996 (unaudited);

         Statements of Changes in Net Assets for the year ended October 31, 1995 and the six months ended April 30, 1996 (unaudited) and;

         Notes to Financial Statements (unaudited).

      Copies of the Fund's Annual and Semi-Annual Reports will be furnished upon request and without charge. Requests may be made in writing to EKSC, P.O. Box 2121, Boston, Massachusetts 02106-2121, or by calling EKSC toll free at 1-800-343-2898.



------------------------------------------------------------------------------

                            ADDITIONAL INFORMATION

------------------------------------------------------------------------------

      If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorized payment to be made in portfolio securities or other property. The Fund has obligated itself, however, under the 1940 Act, to redeem for cash all shares presented for redemption by any one shareholder up to the lesser of $250,000 or 1% of the Fund's net assets in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share and would, to the extent permitted by law, be readily marketable. Shareholders receiving such securities would incur brokerage costs upon the securities' sale.

      To the best of the Fund's knowledge, there were no shareholders of record who owned 5% or more of the Portfolio's outstanding Class A shares as of November 30, 1995.

      As of November 30, 1995, Merrill Lynch Pierce Fenner & Smith, Attn: Book Entry, 4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6484; and Alan Baker Co., 160 Sylvester Rd., South San Francisco, CA 94080-6014 owned 6.112% and 5.565%, respectively, of the Portfolio's outstanding Class B shares.

      As of November 30 1995, Merrill Lynch Pierce Fenner & Smith, Attn: Book Entry, 4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6484; PaineWebber for the Benefit of PaineWebber Cdn., FBO: Howard I. Richert, PO Box 3321, Weehawken, NJ 07087; PaineWebber for the Benefit of Paine Webber Cdn., FBO:
Jerry H. Hall, P.O. Box 3321, Weehawken, NJ 07087; and State Street Bank and Trust Co., Cust., Univ. of Texas/Austin Orp., FBO: Arnold H. Buss, 3318 Parry Lane, Austin, TX 78731- 5331 owned 13.074%, 7.917%, 6.484% and 5.154%, respectively, of the Portfolio's outstanding Class C shares.

      Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

      No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, statement of additional information or in supplemental sales literature issued by the Fund or EKD, and no person is entitled to rely on any information or representation not contained therein.

      The Fund's prospectus and statement of additional information omit certain information contained in the Fund's Registration Statement filed with the Commission, which may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

      The Fund is one of 16 different investment companies in the Keystone America Fund Family. The Keystone America Funds offers a range of choices to serve shareholder needs. The other Keystone America Funds consist of the funds having the various investment objectives described below:

KEYSTONE BALANCED FUND II - Seeks current income and capital appreciation consistent with the preservation of capital.

KEYSTONE CAPITAL PRESERVATION AND INCOME FUND - Seeks high current income, consistent with low volatility of principal, by investing in adjustable rate securities issued by the U.S. government, its agencies or instrumentalities.

KEYSTONE FUND FOR TOTAL RETURN - Seeks total return from a combination of capital growth and income from dividend paying common stocks, preferred stocks, convertible bonds, other fixed-income securities and foreign securities (up to 50%).

KEYSTONE FUND OF THE AMERICAS - Seeks long-term growth of capital through investments in equity and debt securities in North America (the United States and Canada), and Latin America (Mexico and countries in South and Central America).

KEYSTONE GLOBAL OPPORTUNITIES FUND - Seeks long-term capital growth from foreign and domestic securities.

KEYSTONE GLOBAL RESOURCES AND DEVELOPMENT FUND - Seeks long-term capital growth by investing primarily in equity securities.

KEYSTONE GOVERNMENT SECURITIES FUND - Seeks income and capital preservation from U.S. government securities.

KEYSTONE AMERICA HARTWELL EMERGING GROWTH FUND, INC. - Seeks capital appreciation by investment primarily in small and medium-sized companies in a relatively early stage of development that are principally traded in the over-the-counter market.

KEYSTONE INTERMEDIATE TERM BOND FUND - Seeks income, capital preservation and price appreciation potential from investment grade corporate bonds.

KEYSTONE OMEGA FUND - Seeks maximum capital growth from common stocks and securities convertible into common stocks.

KEYSTONE SMALL COMPANY GROWTH FUND II - Seeks long-term growth of capital by investing primarily in equity securities with small market capitalizations.

KEYSTONE STATE TAX FREE FUND - A mutual fund consisting of four separate series of shares investing in different portfolio securities which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

KEYSTONE STATE TAX FREE FUND - SERIES II - A mutual fund consisting of two separate series of shares investing in different portfolio securities which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

KEYSTONE STRATEGIC INCOME FUND - Seeks high yield and capital appreciation potential from corporate bonds, discount bonds, convertible bonds, preferred stock and foreign bonds (up to 25%).

KEYSTONE TAX FREE INCOME FUND - Seeks income exempt from federal income taxes and capital preservation from the four highest grades of municipal bonds.

                                   APPENDIX

                            MONEY MARKET INSTRUMENTS

      Money market securities are instruments with remaining maturities of one year or less such as bank certificates of deposit, bankers' acceptances, commercial paper (including variable rate master demand notes), and obligations issued or guaranteed by the United States ("U.S.") government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

COMMERCIAL PAPER

      Commercial paper, including commercial paper of foreign issuers, will consist of issues rated at the time of purchase A-1 by Standard & Poor's Corporation ("S&P"), or PRIME-1 by Moody's Investors Service, Inc., ("Moody's"); or, if not rated, will be issued by companies that have an outstanding debt issue rated at the time of purchase AAA, AA or A by Moody's, or AAA, AA or A by S&P, or will be determined by Keystone to be of comparable quality.

A.    S&P RATINGS

      An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The top category is as follows:

      1. A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

      a. A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

B.    MOODY'S RATINGS

      The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designation, judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

1. The rating PRIME-1 is the highest commercial paper rating assigned by Moody's. Issuers rated PRIME-1 (or related supporting institutions) are deemed to have a superior capacity for repayment of short term promissory obligations. Repayment capacity of PRIME-1 issuers is normally evidenced by the following characteristics:

      (1)   leading market positions in well-established industries;
      (2)   high rates of return on funds employed;

      (3) conservative capitalization structures with moderate reliance on debt and ample asset protection;

      (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

      (5) well established access to a range of financial markets and assured sources of alternate liquidity.

      In assigning ratings to issuers whose commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

U.S. CERTIFICATES OF DEPOSIT

      U.S. certificates of deposit are receipts issued by a U.S. bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

      U.S. certificates of deposit will be limited to U.S. dollar-denominated certificates of U.S. banks, including their branches abroad, that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and of U.S. branches of foreign banks, each of which have total deposits at the time of purchase in excess of $1 billion.

UNITED STATES GOVERNMENT SECURITIES

      Securities issued or guaranteed by the U.S. government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance and securities issued by the Government National Mortgage Association ("GNMA"). Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance. GNMA securities include GNMA mortgage pass-through certificates. Such securities are supported by the full faith and credit of the U.S.

      Securities issued or guaranteed by U.S. government agencies or instrumentalities include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

      Some obligations of U.S. government agencies and instrumentalities, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the United States government is not obligated by law to provide support to an instrumentality it sponsors, the Portfolio will invest in the securities issued by such an instrumentality only when Keystone determines under standards established by the Board of Trustees that the credit risk with respect to the instrumentality does not make its securities unsuitable investments. While the Portfolio may invest in such instruments, United States government securities do not include international agencies or instrumentalities in which the United States government, its agencies or instrumentalities participate, such as the World Bank, Asian Development Bank or the Interamerican Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

                            CORPORATE BOND RATINGS

S&P CORPORATE BOND RATINGS

      An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

      The ratings are based, in varying degrees, on the following considerations:

      a. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

      b.  Nature of and provisions of the obligation; and

      c. Protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      Bond ratings are as follows:

      1. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      2. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

      3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      5. BB, B, CCC, CC AND C - Debt rated BB, B, CCC, CC AND C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      6. CI - The rating CI is reserved for income bonds on which no interest is being paid.

      7. D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

B.    MOODY'S CORPORATE BOND RATINGS

      Moody's ratings are as follows:

      1. AAA - Bonds that are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      2. AA - Bonds that are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in AAA securities.

      3. A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      4. BAA - Bonds that are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      5. BA - Bonds that are rated BA are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      6. B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      7. CAA - Bonds that are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

      8. CA - Bonds that are rated CA represent obligations that are speculative in a high degree. Such issues are often in default or have other market shortcomings.

      9. C - Bonds that are rated as C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                      COMMON AND PREFERRED STOCK RATINGS

S&P'S EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS

      Because the investment process involves assessment of various factors, such as product and industry position, corporate resources and financial policy, with results that make some common stocks more highly esteemed than others, S&P believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. S&P rankings, however, do not reflect all of the factors, tangible or intangible, that bear on stock quality.

      Growth and stability of earnings and dividends are deemed key elements in establishing S&P earnings and dividend rankings for common stocks, which capsulize the nature of this record in a single symbol.

      S&P has established a computerized scoring system based on per share earnings and dividend records of the most recent ten years, a period deemed long enough to measure a company's performance under varying economic conditions. S&P measures growth, stability within the trend line and cyclicality. The ranking system also makes allowances for company size, since large companies have certain inherent advantages over small ones. From these scores for earnings and dividends are determined.

      The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample which is reviewed and sometimes modified with the following ladder of rankings:

 A+   Highest           B+    Average                 C     Lowest
 A    High              B     Below Average           D     In Reorganization
 A-   Above Average     B-    Lower

      S&P believes its rankings are not a forecast of future market price performance, but are basically an appraisal of past performance of earnings and dividends, and relative current standing.

MOODY'S COMMON STOCK RANKINGS

      Moody's presents a concise statement of the important characteristics of a company and an evaluation of the grade (quality) of its common stock. Data presented includes: (a) capsule stock information which reveals short and long term growth and yield afforded by the indicated dividend, based on a recent price; (b) a long term price chart which shows patterns of monthly stock price movements and monthly trading volumes; (c) a breakdown of a company's capital account which aids in determining the degree of conservatism or financial leverage in a company's balance sheet; (d) interim earnings for the current year to date, plus three previous years; (e) dividend information; (f) company background; (g) recent corporate developments; (h) prospects for a company in the immediate future and the next few years; and (i) a ten year comparative statistical analysis.

      This information provides investors with information on what a company does, how it has performed in the past, how it is performing currently and what its future performance prospects appear to be.

      These characteristics are then evaluated and result in a grading, or indication of quality. The grade is based on an analysis of each company's financial strength, stability of earnings and record of dividend payments. Other considerations include conservativeness of capitalization, depth and caliber of management, accounting practices, technological capabilities and industry position. Evaluation is represented by the following grades:

      (1)  High Grade
      (2)  Investment Grade
      (3)  Medium Grade
      (4)  Speculative Grade

MOODY'S PREFERRED STOCK RATINGS

      Preferred stock ratings and their definitions are as follows:

      1. AAA: An issue that is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

      2. AA: An issue that is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

      3. A: An issue that is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

      4. BAA: An issue that is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

      5. BA: An issue that is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

      6. B: An issue that is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

      7. CAA: An issue that is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

      8. CA: An issue that is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

      9. C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             OPTIONS TRANSACTIONS

WRITING COVERED OPTIONS

      The Portfolio writes only covered options. Options written by the Portfolio will normally have expiration dates of not more than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written.

      Unless the option has been exercised, the Portfolio may close out an option it has written by effecting a closing purchase transaction, whereby it purchases an option covering the same underlying security and having the same exercise price and expiration date ("of the same series") as the one it has written. If the Portfolio desires to sell a particular security on which it has written a call option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security. If the Portfolio is able to enter into a closing purchase transaction, the Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.

      An option position may be closed out only in a secondary market for an option of the same series. Although the Portfolio will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event it might not be possible to effect a closing transaction in a particular option. If the Portfolio as a covered call option writer is unable to effect a closing purchase transaction, it will not be able to sell the underlying securities until the option expires or it delivers the underlying securities upon exercise.

      Because the Portfolio intends to qualify as a regulated investment company under the Internal Revenue Code, the extent to which the Portfolio may write covered call options and enter into so-called "straddle" transactions involving put and call options may be limited.

      Many options are traded on registered securities exchanges. Options traded on such exchanges are issued by the Options Clearing Corporation ("OCC"), a clearing corporation which assumes responsibility for the completion of options transactions.

OPTION WRITING AND RELATED RISKS

      The Portfolio may write covered call and put options with respect to up to 25% of its net assets. A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period.

      So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time as the writer effects a closing purchase transaction by purchasing an option of the same series as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. For options traded on national securities exchanges ("Exchanges"), to secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the OCC, an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the order side of every purchase and sale transaction on an Exchange and, by doing so, gives its guarantee to the transaction.

      The principal reason for writing options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. In return for the premium, the covered call option writer has given up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Conversely, the put option writer gains a profit, in the form of a premium, so long as the price of the underlying security remains above the exercise price, but assumes an obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the price of the security may fall below the exercise price, at any time during the option period. If an option expires, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill his obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security. In addition, the premium paid for the put effectively increases the cost of the underlying security, thus reducing the yield otherwise available from such security.

      Because the Portfolio can write only covered options, it may at times be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new securities against which it can write options. This may result in higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs.

      To the extent that a secondary market is available the covered option writer may close out options it has written prior to the assignment of an exercise notice by purchasing, on a closing purchase transaction, an option of the same series as the option previously written. If the cost of such a closing purchase, plus transaction costs, is greater than the premium received upon writing the original option, the writer will incur a loss in the transaction.

PURCHASING PUT AND CALL OPTIONS

      The Portfolio can close out a put option it has purchased by effecting a closing sale transaction; for example, the Portfolio may close out a put option it has purchased by selling a put option. If, however, a secondary market does not exist at a time the Portfolio wishes to effect a closing sale transaction, the Portfolio will have to exercise the option to realize any profit. In addition, in a transaction in which the Portfolio does not own the security underlying a put option it has purchased, the Portfolio would be required, in the absence of a secondary market, to purchase the underlying security before it could exercise the option. In each such instance, the Portfolio would incur additional transaction costs. The Portfolio may also purchase call options for the purpose of offsetting previously written call options of the same series.

      The Portfolio would normally purchase call options in anticipation of an increase in the market value of securities of the type in which the Portfolio may invest. The purchase of a call option would entitle the Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Portfolio would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Portfolio would realize a loss on the purchase of the call option.

      The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's securities. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities. Put options may also be purchased by the Portfolio for the purpose of affirmatively benefitting from a decline in the price of securities that the Portfolio does not own. The Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Portfolio would realize a loss on the purchase of the put option.

      The Portfolio may purchase put and call options on securities indices for the same purposes as the purchase of options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

OPTIONS TRADING MARKETS

      Options in which the Portfolio will trade are generally listed on Exchanges. Exchanges on which such options currently are traded include the Chicago Board Options Exchange and the New York, American, Pacific, and Philadelphia Stock Exchanges. Options on some securities may not be listed on any Exchange but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities. In addition to the limits on its use of options discussed herein, the Portfolio is subject to the investment restrictions described in the prospectus and the statement of additional information.

      The staff of the Commission currently is of the view that the premiums that the Portfolio pays for the purchase of unlisted options and the value of securities used to cover unlisted options written by the Portfolio are considered to be invested in illiquid securities or assets for the purpose of calculating whether the Portfolio is in compliance with its fundamental investment restriction prohibiting it from investing more than 10% of its total assets (taken at current value) in any combination of illiquid assets and securities. The Portfolio intends to request that the Commission staff reconsider its current view. It is the intention of the Portfolio to comply with the staff's current position and the outcome of such reconsideration.

SPECIAL CONSIDERATIONS APPLICABLE TO OPTIONS

      ON TREASURY BONDS AND NOTES. Because trading interest in U.S. Treasury bonds and notes tends to center on the most recently auctioned issues, new series of options with expirations to replace expiring options on particular issues will not be introduced indefinitely. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of bonds or notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

      ON TREASURY BILLS. Because the deliverable U.S. Treasury bill changes from week to week, writers of U.S. Treasury bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Portfolio holds a long position in U.S. Treasury bills with a principal amount corresponding to the option contract size, the Portfolio may be hedged from a risk standpoint. In addition, to ensure that it can meet its open option obligations the Portfolio will maintain in a segregated account with the Fund's Custodian liquid assets maturing no later than those which would be deliverable in the event of an assignment of an exercise notice.

      ON GNMA CERTIFICATES. Options on GNMA certificates are not currently traded on any Exchange. However, the Portfolio may purchase and write such options in the over the counter market or, should they commence trading, on any Exchange.

      Since the remaining principal balance of GNMA certificates declines each month as a result of mortgage payments, the Portfolio, as a writer of a covered GNMA call holding GNMA certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Portfolio will enter into a closing purchase transaction or will purchase additional GNMA certificates from the same pool (if obtainable) or replacement GNMA certificates in the cash market in order to remain covered.

      A GNMA certificate held by the Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Portfolio will no longer be covered, and the Portfolio will either enter into a closing purchase transaction or replace the GNMA certificate with a certificate which represents cover. When the Portfolio closes its position or replaces the GNMA certificate, it may realize an unanticipated loss and incur transaction costs.

      RISKS PERTAINING TO THE SECONDARY MARKET. An option position may be closed out only in a secondary market for an option of the same series. Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its options in order to realize any profit and might incur transaction costs in connection therewith. If the Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

      Reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed on transactions; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange or by a broker; (v) inadequacy of the facilities of an Exchange, the OCC or a broker to handle current trading volume; or (vi) a decision by one or more Exchanges or a broker to discontinue the trading of options (or a particular class or series of options), in which event the secondary market in that class or series of options would cease to exist, although outstanding options that had been issued as a result of trades would generally continue to be exercisable in accordance with their terms.

      The hours of trading for options on U.S. government securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

              FUTURES CONTRACTS AND RELATED OPTIONS TRANSACTIONS

      The Portfolio intends to enter into currency and other financial futures contracts as a hedge against changes in prevailing levels of interest or currency exchange rates to seek relative stability of principal and to establish more definitely the effective return on securities held or intended to be acquired by the Portfolio or as a hedge against changes in the prices of securities or currencies held by the Portfolio or to be acquired by the Portfolio. The Portfolio's hedging may include sales of futures as an offset against the effect of expected increases in interest or currency exchange rates or securities prices and purchases of futures as an offset against the effect of expected declines in interest or currency exchange rates.

      The Portfolio intends to engage in options transactions that are related to currency and other financial futures contracts for hedging purposes and in connection with the hedging strategies described above.

      Although techniques other than sales and purchases of futures contracts and related options transactions could be used to reduce the Portfolio's exposure to interest rate and/or market fluctuations, the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts and related options transactions. While the Portfolio does not intend to take delivery of the instruments underlying futures contracts it holds, the Portfolio does not intend to engage in such futures contracts for speculation.

FUTURES CONTRACTS

      Futures contracts are transactions in the commodities markets rather than in the securities markets. A futures contract creates an obligation by the seller to deliver to the buyer the commodity specified in the contract at a specified future time for a specified price. The futures contract creates an obligation by the buyer to accept delivery from the seller of the commodity specified at the specified future time for the specified price. In contrast, a spot transaction creates an immediate obligation for the seller to deliver and the buyer to accept delivery of and pay for an identified commodity. In general, futures contracts involve transactions in fungible goods such as wheat, coffee and soybeans. However, in the last decade an increasing number of futures contracts have been developed that specify currencies, financial instruments or financially based indexes as the underlying commodity.

      U.S. futures contracts are traded only on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are The Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the International Monetary Market (a division of the Chicago Mercantile Exchange), the New York Futures Exchange and the Kansas City Board of Trade. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin. A futures commission merchant ("Broker") effects each transaction in connection with futures contracts for a commission. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC") and National Futures Association ("NFA").

OPTIONS ON CURRENCY AND OTHER FINANCIAL FUTURES

      The Portfolio intends to purchase call and put options on currency and other financial futures contracts and sell such options. Options on currency and other financial futures contracts are similar to options on stocks except that an option on a currency or other financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) rather than to purchase or sell stock, currency or other financial instruments at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. This amount represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and value of the futures contract.

      The Portfolio intends to use options on currency and other financial futures contracts in connection with hedging strategies. In the future the Portfolio may use such options for other purposes.

PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS

      The purchase of protective put options on financial futures contracts is analogous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Portfolio. Put options may be purchased to hedge a portfolio of stocks or debt instruments or a position in the futures contract upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS

      The purchase of call options on currency and other financial futures contracts represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying financial instrument or index itself, the purchase of a call option may be less risky than the ownership of the interest rate or index based futures contract or the underlying securities. Call options on currency or other financial futures contracts may be purchased to hedge against an interest rate increase or a market advance when the Portfolio is not fully invested.

USE OF NEW INVESTMENT TECHNIQUES INVOLVING CURRENCY AND OTHER FINANCIAL FUTURES CONTRACTS OR RELATED OPTIONS

      The Portfolio may employ new investment techniques involving currency and other financial futures contracts and related options. The Portfolio intends to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Portfolio's investment objective. The Portfolio believes that no additional techniques have been identified for employment by the Portfolio in the foreseeable future other than those described above.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED OPTIONS ON SUCH FUTURES CONTRACTS

      The Portfolio will not enter into a futures contract if, as a result thereof, more than 5% of the Portfolio's total assets (taken at market value at the time of entering into the contract) would be committed to margin deposits on such futures contracts and premiums on options futures contracts.

      The Portfolio intends that its futures contracts and related options transactions will be entered into for traditional hedging purposes. That is, futures contracts will be sold to protect against a decline in the price of securities that the Portfolio owns or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities it intends to purchase. The Portfolio does not intend to enter into futures contracts for speculation.

      In instances involving the purchase or sale of futures contracts by the Portfolio, an amount of cash and cash equivalents or securities equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's custodian. In addition, in the case of a purchase, the Portfolio may be required to make a deposit to a margin account with a Broker to collateralize the position, and in the case of a sale, the Portfolio may be required to make daily deposits to the buyer's margin account. The Portfolio would make such deposits in order to insure that the use of such futures is unleveraged.

FEDERAL INCOME TAX TREATMENT

      For federal income tax purposes, the Portfolio is required to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Any gain or loss recognized with respect to a futures contract is considered to be 60% long term and 40% short term, without regard to the holding period of the contract. In the case of a futures transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year. The federal income tax treatment of gains or losses from transactions in options on futures is unclear.

      In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income. Any net gain realized from the closing out of futures contracts, for purposes of the 90% requirement, will be qualifying income. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. The 1986 Tax Act added a provision which effectively treats both positions in certain hedging transactions as a single transaction for the purpose of the 30% requirement. The provision provides that, in the case of any "designated hedge," increases and decreases in the value of positions of the hedge are to be netted for the purposes of the 30% requirement. However, in certain situations, in order to avoid realizing a gain within a three month period, the Portfolio may be required to defer the closing out of a contract beyond the time when it would otherwise be advantageous to do so.

RISKS OF FUTURES CONTRACTS

      Currency and other financial futures contracts prices are volatile and are influenced, among other things, by changes in stock prices, market conditions, prevailing interest rates and anticipation of future stock prices, market movements or interest rate changes, all of which in turn are affected by economic conditions, such as government fiscal and monetary policies and actions, and national and international political and economic events.

      At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances, such as variations in speculative market demand for futures contracts and for securities, including technical influences in futures contracts trading; and differences between the securities being hedged and the financial instruments and indexes underlying the standard futures contracts available for trading, in such respects as interest rate levels, maturities and creditworthiness of issuers, or identities of securities comprising the index and those in the Portfolio's portfolio. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

      Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out, and a 15% decrease would result in a loss equal to 150% of the original margin deposit. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Portfolio would presumably have sustained comparable losses if, instead of entering into the futures contract, it had invested in the underlying financial instrument. Furthermore, in order to be certain that the Portfolio has sufficient assets to satisfy its obligations under a futures contract, the Portfolio will establish a segregated account in connection with its futures contracts which will hold cash or cash equivalents equal in value to the current value of the underlying instruments or indices less the margins on deposit.

      Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF OPTIONS ON FUTURES CONTRACTS

      In addition to the risks described above for currency and other financial futures contracts, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular option or at any particular time. The Portfolio will not purchase options on any futures contract unless and until it believes that the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with the futures contracts. Compared to the use of futures contracts, the purchase of options on such futures involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Portfolio, even though the use of a futures contract would not, such as when there is no movement in the level of the futures contract.

                         FOREIGN CURRENCY TRANSACTIONS

      The Portfolio may invest in securities of foreign issuers. When the Portfolio invests in foreign securities they usually will be denominated in foreign currencies and the Portfolio temporarily may hold funds in foreign currencies. Thus, the Portfolio's share value will be affected by changes in exchange rates.

FORWARD CURRENCY CONTRACTS

      As one way of managing exchange rate risk, the Portfolio may engage in forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). Under the contract, the exchange rate for the transaction (the amount of currency the Portfolio will deliver or receive when the contract is completed) is fixed when the Portfolio enters into the contract. The Portfolio usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Portfolio also may use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Portfolio expects a decrease in the value of the currency in which the foreign security is denominated. Although the Portfolio will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Portfolio's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio.

CURRENCY FUTURES CONTRACTS

      Currency futures contracts are bilateral agreements under which two parties agree to take or make delivery of a specified amount of a currency at a specified future time for a specified price. Trading of currency futures contracts in the United States is regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC") and National Futures Association ("NFA"). Currently the only national futures exchange on which currency futures are traded is the International Monetary Market of the Chicago Mercantile Exchange. Foreign currency futures trading is conducted in the same manner and subject to the same regulations as trading in interest rate and index based futures. The Portfolio intends to only engage in currency futures contracts for hedging purposes, and not for speculation. The Portfolio may engage in currency futures contracts for other purposes if authorized to do so by the Board. The hedging strategies that will be used by the Portfolio in connection with foreign currency futures contracts are similar to those described above for forward foreign currency exchange contracts.

      Currently currency futures contracts for the British Pound Sterling, Canadian Dollar, Dutch Guilder, Deutsche Mark, Japanese Yen, Mexican Peso, Swiss Franc and French Franc can be purchased or sold for U.S. dollars through the International Monetary Market. It is expected that futures contracts trading in additional currencies will be authorized. The standard contract sizes are L125,000 for the Pound, 125,000 for the Guilder, Mark, Swiss and French Francs, C$100,000 for the Canadian Dollar, Y12,500,000 for the Yen, and 1,000,000 for the Peso. In contrast to Forward Currency Exchange Contracts which can be traded at any time, only four value dates per year are available, the third Wednesday of March, June, September and December.

FOREIGN CURRENCY OPTIONS TRANSACTIONS

      Foreign currency options (as opposed to futures) are traded in a variety of currencies in both the United States and Europe. On the Philadelphia Stock Exchange, for example, contracts for half the size of the corresponding futures contracts on the Chicago Board Options Exchange are traded with up to nine months maturity in Marks, Sterling, Yen, Swiss Francs and Canadian dollars. Options can be exercised at any time during the contract life and require a deposit subject to normal margin requirements. Since a futures contract must be exercised, the Portfolio must continually make up the margin balance. As a result, a wrong price move could result in the Portfolio losing more than the original investment as it cannot walk away from the futures contract as it can an option contract.

      The Portfolio will purchase call and put options and sell such options to terminate an existing position. Options on foreign currency are similar to options on stocks except that an option on an interest rate and/or index based futures contract gives the purchaser the right, in return for the premium paid, to purchase or sell foreign currency, rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option.

      The Fund intends to use foreign currency option transactions in connection with hedging strategies.

PURCHASE OF PUT OPTIONS ON FOREIGN CURRENCIES

      The purchase of protective put options on a foreign currency is analogous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Portfolio. Put options may be purchased to hedge a portfolio of foreign stocks or foreign debt instruments or a position in the foreign currency upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FOREIGN CURRENCIES

      The purchase of a call option on foreign currency represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the foreign currency upon which it is based, or upon the price of the foreign stock or foreign debt instruments, the purchase of a call option may be less risky than the ownership of the foreign currency or the foreign securities. The Portfolio would purchase a call option on a foreign currency to hedge against an increase in the foreign currency or a foreign market advance when the Portfolio is not fully invested.

      The Portfolio may employ new investment techniques involving forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies in order to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Portfolio's investment objective. The Portfolio believes that no additional techniques have been identified for employment by the Portfolio in the foreseeable future other than those described above.

CURRENCY TRADING RISKS

      Currency exchange trading may involve significant risks. The four major types of risk the Portfolio faces are exchange rate risk, interest rate risk, credit risk and country risk.

EXCHANGE RATE RISK

      Exchange rate risk results from the movement up and down of foreign currency values in response to shifting market supply and demand. When the Portfolio buys or sells a foreign currency, an exposure called an open position is created. Until the time that position can be "covered" by selling or buying an equivalent amount of the same currency, the Portfolio is exposed to the risk that the exchange rate might move against it. Since exchange rate changes can readily move in one direction, a position carried overnight or over a number of days involves greater risk than one carried a few minutes or hours. Techniques such as foreign currency forward and futures contracts and options on foreign currency are intended to be used by the Portfolio to reduce exchange rate risk.

MATURITY GAPS AND INTEREST RATE RISK

      Interest rate risk arises whenever there are mismatches or gaps in the maturity structure of the Portfolio's foreign exchange currency holdings, which is the total of its outstanding spot and forward or futures contracts.

      Foreign currency transactions often involve borrowing short term and lending longer term to benefit from the normal tendency of interest rates to be higher for longer maturities. However in foreign exchange trading, while the maturity pattern of interest rates for one currency is important, it is the differential between interest rates for two currencies that is decisive.

CREDIT RISK

      Whenever the Portfolio enters into a foreign exchange contract, it faces a risk, however small, that the counterparty will not perform under the contract. As a result there is a credit risk, although no extension of "credit" is intended. To limit credit risk, the Portfolio intends to evaluate the creditworthiness of each other party.

      Credit risk exists because the Portfolio's counterparty may be unable or unwilling to fulfill its contractual obligations as a result of bankruptcy or insolvency or when foreign exchange controls prohibit payment. In any foreign exchange transaction, each party agrees to deliver a certain amount of currency to the other on a particular date. In establishing its hedges a portfolio relies on each contract being completed. If the contract is not performed, then the Portfolio's hedge is eliminated, and the Portfolio is exposed to any changes in exchange rates since the contract was originated. To put itself in the same position it would have been in had the contract been performed, the Portfolio must arrange a new transaction. However, the new transaction may have to be arranged at an adverse exchange rate. The trustee for a bankrupt company may elect to perform those contracts that are advantageous to the company but disclaim those contracts that are disadvantageous, resulting in losses to the Portfolio.

      Another form of credit risk stems from the time zone differences between the U.S. and foreign nations. If the Portfolio sells sterling it generally must pay pounds to a counterparty earlier in the day than it will be credited with dollars in New York. In the intervening hours, the buyer can go into bankruptcy or can be declared insolvent. Thus, the dollars may never be credited to the Portfolio.

COUNTRY RISK

      At one time or another, virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Governments take such measures for example to improve control over the domestic banking system or to influence the pattern of receipts and payments between residents and foreigners. In those cases, restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. Occasionally a serious foreign exchange shortage may lead to payment interruptions or debt servicing delays, as well as interference in the exchange market. It has become increasingly difficult to distinguish foreign exchange or credit risk from country risk.

      Changes in regulations or restrictions usually do have an important exchange market impact. Most disruptive are changes in rules which interfere with the normal payments mechanism. If government regulations change and a counterparty is either forbidden to perform or is required to do something extra, then the Portfolio might be left with an unintended open position or an unintended maturity mismatch. Dealing with such unintended long or short positions could result in unanticipated costs to the Portfolio.

      Other changes in official regulations influence international investment transactions. If one of the factors affecting the buying or selling of a currency changes, the exchange rate is likely to respond. Changes in such controls often are unpredictable and can create a significant exchange rate response.

      Many major countries have moved toward liberalization of exchange and payments restrictions in recent years or accepted the principle that restrictions should be relaxed. A few industrial countries have moved in the other direction. Important liberalizations were carried out by Switzerland, the United Kingdom and Japan. They dismantled mechanisms for restricting either foreign exchange inflows (Switzerland), outflows (Britain) or elements of both (Japan). By contrast, France and Mexico have recently tightened foreign exchange controls.

      Overall, many exchange markets are still heavily restricted. Several countries limit access to the forward market to companies financing documented export or import transactions in an effort to insulate the market from purely speculative activities. Some of these countries permit local traders to enter into forward contracts with residents but prohibit certain forward transactions with nonresidents. By comparison, other countries have strict controls on exchange transactions by residents, but permit free exchange transactions between local traders and non-residents. A few countries have established tiered markets, funneling commercial transactions through one market and financial transactions through another. Outside the major industrial countries, relatively free foreign exchange markets are rare and controls on foreign currency transactions are extensive.

      Another aspect of country risk has to do with the possibility that the Portfolio may be dealing with a foreign trader whose home country is facing a payments problem. Even though the foreign trader intends to perform on its foreign exchange contracts, the contracts are tied to other external liabilities the country has incurred. As a result performance may be delayed, and can result in unanticipated cost to the Portfolio. This aspect of country risk is a major element in the Portfolio's credit judgment as to with whom it will deal and in what amounts.

                            KEYSTONE WORLD BOND FUND

                                     PART C

                                OTHER INFORMATION


ITEM 24.     FINANCIAL STATEMENTS AND EXHIBITS


ITEM 24(A).  FINANCIAL STATEMENTS

The Audited Financial Statements listed below are incorporated by reference to the Registrant's Annual Report dated October 31, 1995:

Schedule of Investments               October 31, 1995

Financial Highlights
     Class A Shares                   For the year ended October 31, 1995, the
                                      period from January 1, 1994, to October
                                      31, 1994, each of the years in the
                                      six-year period ended December 31, 1993, and the period from January 9, 1987, (Commencement of Operations) to December
                                      31, 1987

     Class B Shares                   For the year ended October 31, 1995, the
                                      ten-month period from January 1, 1994, to October 31, 1994, and the period from August 2, 1993, (Date of Initial Public
                                      Offering) to December 31, 1993

     Class C Shares                   For the year ended October 31, 1995, the
                                      ten-month period from January 1, 1994, to October 31, 1994, and the period from August 2, 1993, (Date of Initial Public
                                      Offering) to December 31, 1993

Statement of Assets and Liabilities   October 31, 1995

Statement of Operations               Year ended
                                      October 31, 1995

Statements of Changes in Net Assets   Ten-month  period ended  October  31,
                                      1994, and year ended December 31, 1995

Notes to Financial Statements

Independent Auditors' Report          December 8, 1995


The Unaudited Financial Statements listed below are incorporated by reference to the Registrant's Semi-Annual Report dated April 30, 1996:

Schedule of Investments               April 30, 1996

Financial Highlights
     Class A Shares                   For the six months ended April 30, 1996,
                                      year ended October 31, 1995, the period
                                      from January 1, 1994, to October 31, 1994, and each of the years in the four-year period ended December 31, 1993

     Class B Shares                   For the six months ended April 30, 1996,
                                      the year ended October 31, 1995, the
                                      ten-month period from January 1, 1994 to October 31, 1994 and the period from August 2, 1993 (Date of Initial Public
                                      Offering) to December 31, 1993

     Class C Shares                   For the six months ended April 30, 1996,
                                      the year ended October 31, 1995, the
                                      ten-month period from January 1, 1994, to October 31, 1994, and the period from August 2, 1993, (Date of Initial Public
                                      Offering) to December 31, 1993

Statement of Assets and Liabilities   April 30, 1995

Statement of Operations               Six months ended April 30, 1996

Statements of Changes in Net Assets   Six months ended April 30, 1996 and
                                      year ended October 31, 1995

Notes to Financial Statements


ITEM 24(B).   EXHIBITS


 (1) Registrant's Declaration of Trust, as amended and restated (the "Declaration of Trust")(1)

 (2)    Registrant's By-Laws(1)

 (3)    Not applicable.

 (4)(a) Copy of the form of registrant's share certificate(2)
    (b) The Declaration of Trust, Articles III, V, VI, and VIII(1)
    (c) Registrant's By-Laws, Article 2, Section 2.5(1)

 (5) Investment Advisory and Management Agreement between Registrant and Keystone Investment Management Company (the "Advisory Agreement")(3)

 (6)(a) Form of Principal Underwriting Agreements with Evergreen Keystone Distributor, Inc. ("EKD") (the "Principal Underwriting Agreement") (3)
    (b) Form of Dealer Agreement used by EKD (3)

 (7)    Not applicable.

 (8) Custodian, Fund Accounting and Recordkeeping Agreement, between Registrant and State Street Bank and Trust Company, as amended(1)

 (9)(a) Form of Marketing Services Agreement between Evergreen Keystone Distributor, Inc. and Evergreen Keystone Investment Services, Inc.("EKIS")(3)
    (b) Form of Sub-administrator Agreement between Keystone Investment Management Company and Furman Selz LLC(3)
    (c) Form of Principal Underwriting Agreements with EKIS (each a "Continuation Agreement")(3)

(10)    An opinion  and  consent of counsel(3)

(11)    Consent as to use of Independent Auditors' Report(3)

(12)    Not applicable.

(13)    Not applicable.

(14) Copies of model plans used in the establishment of retirement plans(4)

(15)    Class A, Class B and Class C Distribution Plans(3)

(16)    Not applicable

(17)    Financial data schedules(3)

(18)    Multiple Class Plan(3)

(19)    Powers of Attorney(3)
---------------------------
(1) Filed with Post-Effective Amendment No. 19 ("Post-Effective Amendment No. 19") to the Registration Statement No.33-8515/811-4830 and incorporated by reference herein.
(2) Filed with Post-Effective Amendment No. 4 to the Registration Statement and incorporated by reference herein.
(3)    Filed herewith.
(4) Filed with Post-Effective Amendment No. 66 to the Registration Statement No. 2-10527/811-96 and incorporated by reference herein.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Not applicable.


ITEM 26. NUMBER OF HOLDERS OF SECURITIES

                                             Number of Record Holders
Title of Class                               as of November 30, 1996
--------------                               ------------------------

Shares of Beneficial Interest
$.01 par value
     Class A                                           782
     Class B                                           291
     Class C                                            79

ITEM 27. INDEMNIFICATION

         Provisions for the indemnification of the Fund's Trustees and officers are contained in Article VIII of the Declaration Trust, a copy of which was filed with Post-Effective Amendment No. 19 and is incorporated by reference herein.

     Provisions for the indemnification of EKD, the Registrant's principal underwriter, are contained in Section 9 of the Class B-2 Principal Underwriting Agreement, a copy of the form of which are filed herewith.

     Provisions for the indemnification of EKD are contained in Section 10 of the Class A and C Principal Underwriting Agreement, a copy of the form of which is filed herewith.

     Provisions for the indemnification of EKIS are contained in Section 5 of the Class A and C Continuation Agreement, a copy of the form of which is filed herewith.

     Provisions for the indemnification of EKIS are contained in Section 9 of the Class B Continuation Agreements, a copies of the forms of which are filed herewith.

         Provisions for the indemnification of Keystone Investment Management Company, Registrant's investment adviser, are contained in Section 5 of the Advisory Agreement, a copy of which is filed herewith.

ITEM 28. BUSINESSES AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         The following table lists the names of the various officers and directors of Keystone Investment Management Company, Registrant's investment adviser, and their respective positions. For each named individual, the table lists, for at least the past two fiscal years, (i) any other organizations (excluding investment advisory clients) with which the officer and/or director has had or has substantial involvement; and (ii) positions held with such organizations.


                       LIST OF OFFICERS AND DIRECTORS OF
                     KEYSTONE INVESTMENT MANAGEMENT COMPANY

                                    Position with
                                    Keystone
                                    Investment
Name                                Management Company        Other Business Affiliations
----                                ------------------        ---------------------------
Albert H.                           Chairman of               Chairman of the Board,
Elfner, III                          the Board,                 Chief Executive Officer,
                                     Chief Executive            President and Director:
                                     Officer                    First Union Keystone
                                                                Investments, Inc.
                                                                Keystone Asset Corporation
                                                                Keystone Capital Corporation
                                                              Chairman of the Board and Director:
                                                                Keystone Fixed Income Advisers, Inc.
                                                                Keystone Institutional Company, Inc.
                                                              President and Director:
                                                                Keystone Trust Company
                                                              Director or Trustee:
                                                                Evergreen Keystone Investment Services, Inc.
                                                                Evergreen Keystone Service Company
                                                                Boston Children's Services Associates
                                                                Middlesex School
                                                                Middlebury College
                                                              Formerly:
                                                              Chairman of the Board,
                                                                Chief Executive Officer,
                                                                President and Director:
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                              Trustee or Director:
                                                                Neworld Bank
                                                                Robert Van Partners, Inc.
                                                                Fiduciary Investment Company, Inc.

Barbara J. Colvin                   Director                  Chief Operating Officer
                                                                Evergreen Keystone Investment Services, Inc.
                                                              Senior Vice President
                                                                First Union Corporation

William M. Ennis II                 Director                  President
                                                                Evergreen Keystone Investment Services, Inc.
                                                              Senior Vice President
                                                                First Union Corporation

Donald McMullen                     Director                  Executive Vice President
                                                                First Union Corporation

Philip M. Byrne                     Senior Vice               Senior Vice President:
                                     President                First Union Keystone Investments, Inc.
                                                              Formerly:
                                                                President and Director:
                                                                Keystone Institutional Company, Inc.

Herbert L.                         Senior Vice                None
Bishop, Jr.                         President

Donald C. Dates                    Senior Vice                None
                                    President

Gilman Gunn                        Senior Vice                None
                                    President

Edward F.                          Chief Operating Officer    Director, Senior Vice President,
Godfrey                                                       Chief Financial Officer and Treasurer:
                                                                First Union Keystone Investments, Inc.
                                                                Evergreen Keystone Investment Services, Inc.
                                                              Formerly:
                                                              Treasurer:
                                                                Keystone Institutional Company, Inc.
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Fiduciary Investment Company, Inc.
                                                              Treasurer and Director:
                                                                Hartwell Keystone Advisers, Inc.

James R. McCall                    President                  None

Rosemary D.                        Senior Vice                General Counsel, Senior Vice President and Secretary:
Van Antwerp                         President,                  First Union Keystone Investments, Inc.
                                    General Counsel           Senior Vice President, General Counsel and Director:
                                    and Secretary               Evergreen Keystone Service Company
                                                                Evergreen Keystone Investment Services, Inc.
                                                              Formerly:
                                                              Senior Vice President and General Counsel:
                                                                Keystone Institutional Company, Inc.
                                                              Senior Vice President, General Counsel and Director:
                                                                Fiduciary Investment Company, Inc.
                                                              Senior Vice President, General Counsel, Director and Secretary:
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                              Senior Vice President and Secretary:
                                                                Hartwell Keystone Advisers, Inc.
                                                              Vice President and Secretary:
                                                                Keystone Fixed Income Advisers, Inc.

J. Kevin Kenely                    Vice President             Vice President:
                                                                First Union Keystone Investments, Inc.
                                                                Evergreen Keystone Investment Services, Inc.
                                                              Formerly:
                                                              Controller
                                                                Keystone Investments, Inc.
                                                                Keystone Investment Management Company
                                                                Keystone Investment Distributors Company
                                                                Keystone Institutional Company, Inc.
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Fiduciary Investment Company, Inc.
                                                              Vice President:
                                                                Keystone Institutional Company, Inc.
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Fiduciary Investment Company, Inc.

John D. Rogol                      Vice President             Vice President and
                                                              Controller:
                                                                First Union Keystone Investments, Inc.
                                                                Evergreem Keystone Investment Services, Inc.
                                                              Formerly:
                                                              Controller:
                                                                Keystone Institutional Company, Inc.
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Fiduciary Investment Company, Inc.


John Addeo                         Vice President             None

Andrew Baldassarre                 Vice President             None

David Benhaim                      Vice President             None

Donald Bisson                      Vice President             None

Francis X. Claro                   Vice President             None

Kristine R.                        Vice President             None
Cloyes

Christopher P.                     Senior Vice                None
Conkey                              President

J. Gary Craven                     Senior Vice                None
                                    President

Richard Cryan                      Senior Vice                None
                                    President

Maureen E.                         Senior Vice                None
Cullinane                           President

Betsy Hutchings                    Sr. Vice President         None

Walter T.                          Senior Vice                None
McCormick                           President

George F. Wilkins                  Senior Vice                None
                                    President

Andrew G. Baldassare               Vice President             None

George E. Dlugos                   Vice President             None

Antonio T. Docal                   Vice President             None

Dana E. Erikson                    Vice President             None

Sami J. Karam                      Vice President             None

George J. Kimball                  Vice President             None

JoAnn L. Lyndon                    Vice President             None

John C.                            Vice President             None
Madden, Jr.

Eleanor H. Marsh                   Vice President             None

James D. Medredeff                 Vice President             None

Stanley  M. Niksa                  Vice President             None

Jonathan A. Noonan                 Vice President             None

Robert E. O'Brien                  Vice President             None

Margery C. Parker                  Vice President             None

Joyce W. Petkovich                 Vice President             None

Daniel A. Rabasco                  Vice President             None

Harlen R. Sanderling               Vice President             None

Kathy K. Wang                      Vice President             None

Judith A. Warners                  Vice President             None

Peter Willis                       Vice President             None

Richard A. Wisentaner              Vice President             None

Cheryle E. Wanble                  Vice President             None

Walter Zagrobski                   Vice President             None


ITEM 29.  PRINCIPAL UNDERWRITER

      (a) Evergreen Keystone Distributor, Inc., which acts as Registrant's principal underwriter, also acts as principal underwriter for the following entities:

               Keystone Quality Fund (B-1)
               Keystone Diversified Bond Fund (B-2)
               Keystone High Income Bond Fund (B-4)
               Keystone Balanced Fund (K-1)
               Keystone Strategic Growth Fund (K-2)
               Keystone Growth and Income Fund (S-1)
               Keystone Mid-Cap  Growth Fund (S-3)
               Keystone Small  Company  Growth Fund (S-4)
               Keystone Balanced Fund II
               Keystone Capital  Preservation  and Income  Fund
               Keystone Fund for Total Return
               Keystone Fund of the Americas
               Keystone Global  Opportunities  Fund
               Keystone Global Resources and Development Fund
               Keystone Government Securities Fund
               Keystone America Hartwell Emerging Growth Fund, Inc. Keystone Institutional Adjustable Rate Fund
               Keystone Institutional Trust
               Keystone Intermediate Term Bond Fund
               Keystone International Fund Inc.
               Keystone Liquid Trust
               Keystone Omega Fund
               Keystone Precious Metals Holdings, Inc.
               Keystone Small Company Growth Fund II
               Keystone State Tax Free Fund
               Keystone State Tax Free Fund - Series II
               Keystone Strategic Income Fund
               Keystone Tax Free Fund
               Keystone Tax Free Income Fund
               Evergreen Trust
               The Evergreen Equity Trust
               The Evergreen Limited Market Fund, Inc.
               Evergreen Growth and Income Fund
               The Evergreen Total Return Fund
               The Evergreen American Retirement Trust
               The Evergreen Foundation Trust
               The Evergreen Municipal Trust
               The Evergreen Money Market Fund
               Evergreen Investment Trust
               Evergreen Lexicon Trust
               Evergreen Tax Free Trust
               Evergreen Variable Trust

      (b) Information with respect to each officer and director of Registrant's principal underwriter follows.


                             POSITION WITH                      POSITION WITH
NAME                         DIRECTOR                           REGISTRANT
---------------              ------------------                 ---------------
Robert A. Hering*            President                          None

Michael C. Petrycki*         Vice President                     None

Gordon M. Forrester*         Vice President                     None

Lawrence Wagner*             Vice President,
                             Chief Financial Officer            None

Steven D. Blecher*           Vice President,
                             Treasurer, Secretary               None

Elizabeth Q. Solazzo*        Assistant Secretary                None

Thalia M. Cody*              Assistant Secretary                None

   * Located at 230 Park Avenue, New York, New York 10169


ITEM 29(C). - Not applicable


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

         First Union Keystone Investments, Inc.
         200 Berkeley Street
         Boston, Massachusetts 02116-5034

         State Street Bank and Trust Company
         1776 Heritage Drive
         Quincy, Massachusetts 02171

         Iron Mountain
         3431 Sharpslot Road
         Swansea, Massachusetts  02277


ITEM 31. MANAGEMENT SERVICES

         Not applicable.


ITEM 32. UNDERTAKINGS

         Upon request and without charge, Registrant hereby undertakes to furnish to each person to whom a copy of the Registrant's prospectus is delivered with a copy of the Registrant's latest annual report to shareholders.

                               SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and The Commonwealth of Massachusetts, on the 30th day of December, 1996.


                                         KEYSTONE WORLD BOND FUND

                                         By: /s/ George S. Bissell
                                             -----------------------------
                                             George S. Bissell
                                             Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities indicated on the 30th day of December, 1996.




/s/ George S. Bissell                   /s/ Charles F. Chapin
------------------------                -------------------------          -------------------------
George S. Bissell                       Charles F. Chapin*                 William Walt Pettit
Chairman of the Board of Trustees       Trustee                            Trustee
  and Chief Executive Officer

/s/ John J. Pileggi                     /s/ K. Dun Gifford                 /s/ David M. Richardson
-------------------------               -------------------------          -------------------------
John J. Pileggi                         K. Dun Gifford*                    David M. Richardson*
President amd Treasurer (Principal      Trustee                            Trustee
  Financial and Accounting Officer)

/s/ Frederick Amling
-------------------------               -------------------------          -------------------------
Frederick Amling*                       James S. Howell                    Russell A. Salton, III MD
Trustee                                 Trustee                            Trustee

/s/ Laurence B. Ashkin                  /s/ Leroy Keith, Jr.
-------------------------               -------------------------          -------------------------
Laurence B. Ashkin                      Leroy Keith, Jr.*                  Michael S. Scofield
Trustee                                 Trustee                            Trustee

/s/ Charles A. Austin, III              /s/ F. Ray Keyser, Jr.             /s/ Richard J. Shima
-------------------------               -------------------------          -------------------------
Charles A. Austin, III*                 F. Ray Keyser, Jr.*                Richard J. Shima*
Trustee                                 Trustee                            Trustee

                                                                           /s/ Andrew J. Simons
-------------------------               -------------------------          -------------------------
Foster Bam                              Gerald M. McDonell                 Andrew J. Simons*
Trustee                                 Trustee                            Trustee

/s/ Edwin D. Campbell
-------------------------               -------------------------
Edwin D. Campbell*                      Thomas L. McVerry
Trustee                                 Trustee




*By:/s/ James M. Wall
-----------------------------
James M. Wall**
Attorney-in-Fact


** James M. Wall, by signing his name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons and attached hereto as Exhibit 24(b)(19).

                                INDEX TO EXHIBITS



Exhibit Number     Exhibit

      1            Declaration of Trust(1)

      2            By-Laws(1)

      4            Copy of the form of Registrant's share certificate(2)

      5            Advisory Agreement(3)

      6 (a)        Form of Principal Underwriting Agreements
        (b)        Form of Dealers Agreement

      8 Custodian, Fund Accounting and Recordkeeping Agreement, as amended(1)

      9 (a)        Form of Marketing Services Agreement(3)
        (b)        Form of Sub-administration Agreement(3)
        (c)        Form of Continuation Agreements(3)

     10            Opinion and Consent of Counsel(3)

     11            Consent of Independent Auditors(3)

     14            Model Retirement Plans(4)

     15            Class A, B and C Distribution Plans(3)

     17            Financial Data Schedule (filed as Exhibit 27(3)

     18            Multiple Class Plan(3)

     19            Powers of Attorney(3)

--------------------------------------------------------
     (1)Incorporated by reference herein to Post-Effective Amendment No. 19

     (2)Incorporated by reference herein to Post-Effective Amendment No. 4 to the Registration Statement

     (3)Filed herewith

     (4)Incorporated by reference herein to Post-Effective Amendment No. 66 to Registration Statement No. 2-10527/811-96.